Fourth quarter 2015 Unaudited Earnings Release and Supplemental Information

Table of Contents

Supplemental 4Q 2015


PROLOGIS
Prologis Park Wroclaw III, Wroclaw, Poland


Prologis Park Osaka 2, Osaka, Japan


Prologis Lehigh Valley Distribution Center, Allentown, PA, USA

Overview	
Press Release	1
Highlights	
Company Profile	4
Company Performance	5
Operating Performance	7
Guidance	8
Financial Information	
Consolidated Balance Sheets	9
Pro-rata Balance Sheet Information	10
Consolidated Statements of Operations	11
Reconciliations of Net Earnings to FFO	12
Pro-rata Operating Information and Reconciliation to FFO	13
EBITDA Reconciliations	14
Strategic Capital	
Summary and Financial Highlights	15
Operating and Balance Sheet Information	16
Operations Overview	
Operating Metrics	17
Operating Portfolio	19
Customer Information	22
Capital Deployment	
Overview	23
Value Creation from Development Stabilization	24
Development Starts	25
Development Portfolio	26
Third Party Building Acquisitions	27
Dispositions and Contributions	28
Land Portfolio	29
Capitalization	
Overview	31
Debt Summary	32
Debt Covenants and Other Metrics	33
Net Asset Value	
Components	34
Notes and Definitions (A)	36

Cover: **Prologis Beacon Lakes Industrial Park,** Miami, FL, USA

(A) Terms used throughout document are defined in the Notes and Definitions

Copyright © 2016 Prologis

Prologis Reports Fourth Quarter and Full Year 2015 Earnings Results 1

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Prologis, Inc., is the global leader in industrial real estate. As of December 31, 2015, Prologis owned or had investments in, on a wholly owned basis or through co-investment ventures, properties and development projects expected to total approximately 669 million square feet (62 million square meters) in 20 countries. The company leases modern distribution facilities to more than 5,200 customers, including third-party-logistics providers, transportation companies, retailers and manufacturers. Highlights Company Profile Generally represents properties in which Prologis has an ownership interest but does not manage (6 msf) and other properties owned by Prologis (9 msf), which includes value added properties (7 msf) and assets held for sale to third parties (2 msf). 4 AMERICAS (4 countries) EUROPE (13 countries) ASIA (3 countries) TOTAL Number of operating portfolio buildings 2,403 714 86 3,203 407 165 35 607 21 9 17 47 10 4 1 15 Total (msf) 438 178 53 669 $1,557 $727 $1,531 $3,815 5,603 2,242 304 8,149 $922 $445 $199 $1,566

Highlights Company Performance Includes value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in the fourth quarter of 2014, first quarter of 2015 and third quarter of 2015 includes $36.8 million, $137.0 million and $28.6 million, respectively, related to the sale of value-added conversions. 5 Three Months ended December 31, Twelve Months ended December 31, (dollars in thousands, except per share data) 2015 2014 2015 2014 Revenues $,643,201 $,450,865 $2,197,074 $1,760,787 Net earnings attributable to common stockholders ,118,363.3419 ,408,609 ,862,788.48482999997 ,622,235 Core FFO ,345,758 ,246,421 1,181,290 ,953,147 AFFO ,307,607 ,234,954 1,287,869 ,903,253 Adjusted EBITDA ,514,705.3419 ,414,311 1,936,351.48483 1,629,614 Value creation from development stabilizations - Prologis share 73,923 46,138 ,533,213 ,235,784 Common stock dividends and common limited partnership units paid ,219,170 ,168,261 ,806,946 ,668,286 Per common share - diluted: Net earnings attributable to common stockholders $0.23 $0.81 $1.64 $1.24 Core FFO 0.64 0.48 2.23 1.88 Business line reporting: Real estate operations 0.55000000000000004 0.44 2.02 1.68 Strategic capital 0.09 0.04 0.21 0.2 Core FFO 0.64 0.48 2.23 1.88 Realized development gains 0.1 0.09 0.49 0.28999999999999998 Dividends and distributions per common share/unit 0.4 0.33 1.52 1.32 q

Highlights Company Performance Prologis share of value creation from the stabilization of development buildings and the sale of value-added conversion properties. Value creation in 2012, 2014 and 2015 includes $11.0 million, $36.8 million and $165.6 million, respectively, related to Prologis share of the sales of value-added conversions. Net promote includes actual promote earned from third party investors during the period, net of related cash expenses. (in millions) 6

Highlights Operating Performance 7

Highlights Guidance The difference between Core FFO and Net Earnings predominately relates to real estate depreciation, gains or losses on real estate transactions, acquisition expenses and early extinguishment of debt. See the Notes and Definitions for more information. (dollars in millions, except per share) 8 2016 Guidance Low High Net earnings (A) $0.28000000000000003 $0.36 Core FFO (A) $2.5 $2.6 Operations Year-end occupancy 0.96 0.97 Same store NOI - GAAP increase - Prologis share 3.5000000000000003E-2 4.4999999999999998E-2 Other Assumptions Strategic capital revenue $180 $190 Net promote income $90 $100 General & administrative expenses $235 $245 Realized development gains $150 $200 Annualized fourth quarter 2015 dividend $1.6 Low High Capital Deployment Development stabilizations (80% Prologis share) $2,000 $2,200 $400 Development starts (80% Prologis share) $1,800 $2,300 $1,000 Building acquisitions (40% Prologis share) $400 $700 $700 Building and land dispositions (75% Prologis share) $1,700 $2,200 $1,300 Building contributions (75% Prologis share) $900 $1,200 $600 Exchange Rates We have hedged the majority of our estimated 2016 Euro, Sterling and Yen Core FFO, effectively insulating 2016 results from any FX movements. For purposes of capital deployment and other metrics, we assumed effective rates for EUR, GBP and JPY of 1.05 ($/€), 1.40 (£/$) and 125 (¥/$), respectively.

Financial Information Consolidated Balance Sheets (in thousands) 9 . December 31, 2015 September 30, 2015 $42,004 Assets: Investments in real estate properties: Operating properties $23,735,745 $23,499,186 $18,635,452 Development portfolio 1,872,903 1,575,389 1,473,980 Land 1,359,794 1,569,416 1,577,786 Other real estate investments ,552,926 ,625,367 ,502,927 27,521,368 27,269,358 22,190,145 Less accumulated depreciation 3,274,284 3,156,445 2,790,781 Net investments in real estate properties 24,247,084 24,112,913 19,399,364 Investments in and advances to unconsolidated entities 4,755,620 4,841,225 4,824,724 Assets held for sale ,378,423 ,369,382 43,934 Notes receivable backed by real estate ,235,050 ,197,500 0 Net investments in real estate 29,616,177 29,521,020 24,268,022 Cash and cash equivalents ,264,080 ,310,433 ,350,692 Other assets 1,514,510 1,544,579 1,156,287 Total assets $31,394,767 $31,376,032 $25,775,001 Liabilities and Equity: Liabilities: Debt $11,626,831.39115999 $11,891,033 $9,336,977 Accounts payable, accrued expenses and other liabilities 1,347,100 1,300,028 1,254,425 Total liabilities 12,973,931.39115999 13,191,061 10,591,402 Equity: Stockholders' equity: Preferred stock 78,235 78,235 78,235 Common stock 5,245 5,242 5,095 Additional paid-in capital 19,302,367 19,150,336 18,467,009 Accumulated other comprehensive loss -,791,429 -,776,570 -,600,337 Distributions in excess of net earnings -3,926,483 -3,825,673 -3,974,493 Total stockholders' equity 14,667,935 14,631,570 13,975,509 Noncontrolling interests 3,320,227 3,371,425 1,159,901 Noncontrolling interests - limited partnership unitholders ,432,674 ,181,976 48,189 Total equity 18,420,836 18,184,971 15,183,599 Total liabilities and equity $31,394,767.39115999 $31,376,032 $25,775,001

Financial Information

Pro-rata Balance Sheet Information

(in thousands)

Supplemental 4Q 2015

Pro-rata Balance Sheet Information as of December 31, 2015	Prologis Consolidated	Less Non Controlling Interests	Plus Prologis Share of Unconsolidated Co-Investment Ventures	Prologis Total Share	Investors' Share of Unconsolidated Ventures	Investors' Share of Consolidated Ventures	Total Owned and Managed
Assets:							
Investments in real estate properties:							
Operating properties	$ 23,735,745	$ (3,672,410)	$ 7,176,582	$ 27,239,917	$ 15,342,184	$ 3,672,410	$ 46,254,511
Other real estate (A)	4,399,096	(181,424)	196,741	4,414,413	507,102	181,424	5,102,939
Accumulated depreciation	(3,274,284)	126,566	(624,297)	(3,772,015)	(1,359,422)	(126,566)	(5,258,003)
Net investments in real estate properties	24,860,557	(3,727,268)	6,749,026	27,882,315	14,489,864	3,727,268	46,099,447
Investments in unconsolidated co-investment ventures (B)	4,585,427	(47,600)	(4,819,926)	(282,099)	-	47,600	(234,499)
Investments in other unconsolidated ventures	170,193	(8,308)	-	161,885	-	8,308	170,193
Other assets	1,778,590	(322,723)	255,306	1,711,173	692,570	322,723	2,726,466
Total assets	**$ 31,394,767**	**$ (4,105,899)**	**$ 2,184,406**	**$ 29,473,274**	**$ 15,182,434**	**$ 4,105,899**	**$ 48,761,607**
Liabilities and Equity:							
Liabilities:							
Debt	$ 11,626,831	$ (698,171)	$ 1,765,865	$ 12,694,525	$ 4,484,133	$ 698,171	$ 17,876,829
Other liabilities	1,347,100	(87,501)	418,541	1,678,140	924,491	87,501	2,690,132
Total liabilities	12,973,931	(785,672)	2,184,406	14,372,665	5,408,624	785,672	20,566,961
Equity:							
Stockholders' / partners' equity	14,667,935	-	-	14,667,935	9,773,810	3,320,227	27,761,972
Noncontrolling interests	3,320,227	(3,320,227)	-	-	-	-	-
Noncontrolling interests - limited partnership unitholders	432,674	-	-	432,674	-	-	432,674
Total equity	18,420,836	(3,320,227)	-	15,100,609	9,773,810	3,320,227	28,194,646
Total liabilities and equity	**$ 31,394,767**	**$ (4,105,899)**	**$ 2,184,406**	**$ 29,473,274**	**$ 15,182,434**	**$ 4,105,899**	**$ 48,761,607**

(A) Other real estate includes the development portfolio, land, other real estate investments, assets held for sale and note receivable backed by real estate.

(B) The remaining balance in Prologis Total Share includes the deferred portion of gains on the contributions of properties to our ventures, net of any additional costs included in our investment in the venture.

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Copyright © 2016 Prologis

Financial Information Consolidated Statements of Operations (in thousands, except per share amounts) 11 . Includes acquisition expenses of $17.5 million and $47.0 million for the three and twelve months ended December 31, 2015, respectively. Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 2015 2014 Revenues: Rental $,560,186 $,402,014 $1,973,187 $1,527,349 Strategic capital 77,115 44,157 ,210,362 ,219,871 Development management and other 5,900 4,694 13,525 13,567 Total revenues ,643,201 ,450,865 2,197,074 1,760,787 Expenses: Rental ,150,776 ,108,370 ,543,214 ,430,787 Strategic capital 26,228 22,054 88,418 96,496 General and administrative 65,509 65,987 ,238,199 ,247,768 Depreciation and amortization ,272,906 ,171,402 ,880,373 ,642,461 Other (A) 22,231 8,096 66,698 23,467 Total expenses ,537,650 ,375,909 1,816,902 1,440,979 Operating income ,105,551 74,956 ,380,172 ,319,808 Other income (expense): Earnings from unconsolidated entities, net 52,879 54,877 ,159,262 ,134,288 Interest expense ,-82,665 ,-74,092 -,301,363 -,308,885 Gains on dispositions of development properties and land, net 47,978.341899999999 46,171 ,258,088.48482999997 ,172,492 Gains on dispositions of real estate, net (excluding development properties and land) 55,621 ,341,924 ,500,799 ,553,298 Foreign currency and derivative gains (losses) and interest and other income (expense), net 19,191 ,-14,527 37,950 7,927 Losses on early extinguishment of debt, net ,-69,778 -1,939 ,-86,303 -,165,300 Total other income 23,226.341899999999 ,352,414 ,568,433.48482999997 ,393,820 Earnings before income taxes ,128,777.3419 ,427,370 ,948,605.48482999997 ,713,628 Current income tax expense -5,319 -2,293 ,-28,147 ,-61,585 Deferred income tax benefit 3,299 2,647 5,057 87,241 Consolidated net earnings ,126,757.3419 ,427,724 ,925,515.48482999997 ,739,284 Net earnings attributable to noncontrolling interests -6,762 ,-17,437 ,-56,076 -,103,101 Net earnings attributable to controlling interests ,119,995.3419 ,410,287 ,869,439.48482999997 ,636,183 Preferred stock dividends -1,632 -1,678 -6,651 -7,431 Loss on preferred stock repurchase 0 0 0 -6,517 Net earnings attributable to common stockholders $,118,363.3419 $,408,609 $,862,788.48482999997 $,622,235 Weighted average common shares outstanding - Diluted ,542,435 ,507,896 ,533,944 ,506,391 Net earnings per share attributable to common stockholders - Diluted $0.23 $0.81 $1.64 $1.24

Financial Information Reconciliations of Net Earnings to FFO (in thousands) 12 Includes income tax expense (benefit) on dispositions. We recorded a benefit of ($5.1) million and an expense of $0.7 million for the three months ended December 31, 2015 and 2014, respectively, and a benefit of ($0.2) million and an expense of $15.5 million for the twelve months ended December 31, 2015 and 2014, respectively. Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 2015 2014 Reconciliation of net earnings to FFO Net earnings attributable to common stockholders $,118,363.3419 $,408,609 $,862,788.48482999997 $,622,235 Add (deduct) NAREIT defined adjustments: Real estate related depreciation and amortization ,267,087 ,164,107 ,854,471 ,617,814 Gains on dispositions of real estate, net (excluding development properties and land) ,-55,621 -,341,924 -,500,799 -,553,298 Reconciling items related to noncontrolling interests ,-44,733 -,984 ,-78,106 47,939 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 34,732 30,719 ,179,031 ,179,302 Our share of reconciling items included in earnings from other unconsolidated ventures 1,637 2,702 6,585 7,238 Subtotal-NAREIT defined FFO ,321,465.3419 ,263,229 1,323,970.48483 ,921,230 Add (deduct) our defined adjustments: Unrealized foreign currency and derivative losses (gains), net -7,830 19,887 1,026 18,984 Deferred income tax benefit -3,299 -2,647 -5,057 ,-87,241 Current income tax expense related to acquired tax liabilities 0 0 3,497 30,521 Reconciling items related to noncontrolling interests -,163 0 -1,330 0 Our share of reconciling items included in earnings from unconsolidated co-investment ventures -1,793 3,728 ,-13,564 4,015 FFO, as defined by Prologis ,308,380.3419 ,284,197 1,308,542.48483 ,887,509 Adjustments to arrive at Core FFO: Net gain on dispositions of development properties and land, net of taxes (A) ,-53,108.341899999999 ,-45,484 -,258,288.48482999997 -,156,992 Acquisition expenses 17,485 1,578 47,034 4,194 Losses on early extinguishment of debt and repurchase of preferred stock, net 69,778 1,939 86,303 ,171,817 Reconciling items related to noncontrolling interests 1,286 0 ,-11,121 0 Our share of reconciling items related to unconsolidated co-investment ventures 1,937 4,191 8,820 46,619 Core FFO $,345,758 $,246,421 $1,181,290 $,953,147 Adjustments to arrive at Adjusted FFO ("AFFO"), including our share of unconsolidated ventures less third party share of consolidated entities: Net gains on dispositions of development properties and land, net of taxes 53,537 44,969 ,259,784 ,149,778 Straight-lined rents and amortization of lease intangibles ,-22,451 -5,681 ,-63,581 ,-26,278 Property improvements ,-36,066 ,-35,557 ,-91,541 ,-96,729 Tenant improvements ,-27,055 ,-22,961 ,-92,015 ,-86,490 Leasing commissions ,-21,463 ,-19,084 ,-73,787 ,-62,604 Amortization of management contracts 920 1,101 4,303 4,943 Amortization of debt premiums and financing costs, net -5,758 -1,933 ,-18,417 -3,102 Cash received on net investment hedges 6,644 13,243 ,128,168 13,110 Stock compensation expense 13,541 14,436 53,665 57,478 AFFO $,307,607 $,234,954 $1,287,869 $,903,253 Common stock dividends and common limited partnership unit distributions $,219,170 $,168,261 $,806,946 $,668,286

Financial Information Pro-rata Operating Information and Reconciliation to FFO (in thousands) 13 Pro-rata Operating Information for Three Months Ended December 31, 2015 Prologis Consolidated Less Non Controlling Interests Plus Prologis Share of Unconsolidated Co-Investment Ventures Prologis Total Share Investors' Share of Total Owned and Managed Unconsolidated Ventures Consolidated Ventures Revenues: Rental $,560,186 $,-79,331 $,151,000 $,631,855 $,316,132 $79,331 $1,027,318 Strategic capital 77,115 -,611 507 77,011 507 611 78,129 Development management and other 5,900 -,624 1,386 6,662 1,927 624 9,213 Total revenues ,643,201 ,-80,566 ,152,893 ,715,528 ,318,566 80,566 1,114,660 0 0 Expenses: Rental ,150,776 ,-21,771 32,504 ,161,509 72,489 21,771 ,255,769 Strategic capital 26,228 0 0 26,228 0 0 26,228 General and administrative 65,509 -4,757 12,513 73,265 24,394 4,757 ,102,416 Depreciation and amortization ,272,906 ,-51,946 52,040 ,273,000 ,115,275 51,946 ,440,221 Other 22,231 -43 3,742 25,930 1,816 43 27,789 Total expenses ,537,650 ,-78,517 ,100,799 ,559,932 ,213,974 78,517 ,852,423 0 0 Operating income ,105,551 -2,049 52,094 ,155,596 ,104,592 2,049 ,262,237 Earnings from unconsolidated co-investment ventures, net 51,698 -,949 ,-50,749 0 0 949 949 Earnings from other unconsolidated joint ventures, net 1,181 0 0 1,181 0 0 1,181 Interest expense ,-82,665 4,577 ,-14,961 ,-93,049 ,-35,366 -4,577 -,132,992 Gains on dispositions of development properties and land, net 47,978.341899999999 -,162 572 48,388.341899999999 552 162 49,102.341899999999 Gains on dispositions of real estate, net (excluding development properties and land) 55,621 -1,843 17,308 71,086 35,408 1,843 ,108,337 Foreign currency and derivative gains (losses) and interest and other income (expense), net 19,191 202 26 19,419 -,192 -,202 19,025 Losses on early extinguishment of debt, net ,-69,778 -1,088 -,484 ,-71,350 -1,113 1,088 ,-71,375 Current income tax expense -5,319 -43 -5,854 ,-11,216 -8,783 43 ,-19,956 Deferred income tax benefit 3,299 -37 2,048 5,310 2,309 37 7,656 Consolidated net earnings ,126,757.3419 -1,392 0 ,125,365.3419 97,407 1,392 ,224,164.3419 0 Net earnings attributable to noncontrolling interests -1,392 1,392 0 0 0 0 0 Net earnings attributable to noncontrolling interests - limited partnership unitholders -5,370 0 0 -5,370 0 0 -5,370 Preferred stock dividends -1,632 0 0 -1,632 0 0 -1,632 Net earnings attributable to common stockholders ,118,363.3419 0 0 ,118,363.3419 97,407 1,392 ,217,162.3419 0 Add (deduct) adjustments to arrive at FFO, as defined by Prologis: Real estate related depreciation and amortization ,267,087 ,-51,946 52,040 ,267,181 ,115,275 51,946 ,434,402 Gains on dispositions of real estate, net (excluding development properties and land) ,-55,621 1,843 ,-17,308 ,-71,086 ,-35,408 -1,843 -,108,337 Unrealized foreign currency and derivative losses (gains), net -7,830 -,200 255 -7,775 555 200 -7,020 Deferred income tax benefit -3,299 37 -2,048 -5,310 -2,309 -37 -7,656 Reconciling items related to noncontrolling interests ,-50,266 50,266 0 0 0 0 0 Reconciling items related to noncontrolling interests - limited partnership unitholders 5,370 0 0 5,370 0 0 5,370 Our share of reconciling items included in earnings from unconsolidated co-investment ventures 32,939 0 ,-32,939 0 0 0 0 Our share of reconciling items included in earnings from other unconsolidated ventures 1,637 0 0 1,637 0 0 1,637 FFO, as defined by Prologis ,308,380.3419 0 0 ,308,380.3419 ,175,520 51,658 ,535,558.3419 0 Adjustments to arrive at Core FFO: Dispositions of development properties and land, net of taxes ,-53,108.341899999999 198 -,572 ,-53,482.341899999999 -,552 -,198 ,-53,680.341899999999 Acquisition expenses 17,485 0 2,025 19,510 2,883 0 18,958 Losses on early extinguishment of debt and repurchase of preferred stock, net 69,778 1,088 484 71,350 1,113 -1,088 71,375 Reconciling items related to noncontrolling interests 1,286 -1,286 0 0 0 0 0 Our share of reconciling related to unconsolidated co-investment ventures 1,937 0 -1,937 0 0 0 0 Core FFO $,345,758 $0 $0 $,345,758 $,178,964 $50,372 $,572,211

Financial Information EBITDA Reconciliations The twelve month amounts primarily represent the third party share of gains recognized within consolidated co-investment ventures on dispositions of properties that are not development and that are subtracted above at 100%. (in thousands) 14 Three Months Ended Twelve Months Ended December 31, December 31, 2015 2014 2015 2014 Reconciliation of net earnings to Adjusted EBITDA Net earnings attributable to common stockholders $,118,363.3419 $,408,609 $,862,788.48482999997 $,622,235 Gains on dispositions of real estate, net (excluding development properties and land) ,-55,621 -,341,924 -,500,799 -,553,298 Depreciation and amortization ,272,906 ,171,402 ,880,373 ,642,461 Interest expense 82,665 74,092 ,301,363 ,308,885 Losses on early extinguishment of debt, net 69,778 1,939 86,303 ,165,300 Current and deferred income tax expense (benefit), net 2,020 -,354 23,090 ,-25,656 Pro forma adjustments -9,354 2,043 19,397 35 Preferred stock dividends and loss on preferred stock repurchase 1,632 1,678 6,651 13,948 Unrealized foreign currency and derivative losses (gains), net -7,830 19,887 1,026 18,984 Stock compensation expense 13,541 14,436 53,665 57,478 Acquisition expenses 17,485 1,578 47,034 4,194 Adjusted EBITDA, consolidated ,505,585.3419 ,353,386 1,780,891.48483 1,254,566 Our share of reconciling items from unconsolidated entities less third party share of consolidated entities: Gains on dispositions of real estate, net (excluding development properties and land) (A) ,-15,465 ,-11,947 23,992 28,667 Depreciation and amortization 2,751 45,468 78,755 ,193,963 Interest expense 10,384 16,791 47,120 79,950 Losses on early extinguishment of debt, net 1,572 22 2,704 243 Current income tax expense 5,897 2,807 17,404 17,105 Unrealized foreign currency and derivative losses (gains) and deferred income tax expense, net 1,956 4,129 ,-10,982 15,923 Acquisition expenses 2,025 3,655 -3,533 39,197 Adjusted EBITDA $,514,705.3419 $,414,311 $1,936,351.48483 $1,629,614

Strategic Capital Summary and Financial Highlights Values represent Prologis’ adjusted basis and may not be comparable to values reflected in the ventures’ stand alone financial statements calculated on a different basis. Throughout this document, we use the most recent public information for these co-investment ventures. 15 Co-Investment Ventures Type Established Accounting Method Region Ownership Structure Next Promote Opportunity Americas: Prologis U.S. Logistics Venture Core 2014 Consolidated US 0.5504 Open end Q4 2016 Prologis North American Industrial Fund Core 2006 Consolidated US 0.66139999999999999 Open end Q1 2018 Prologis Targeted U.S. Logistics Fund Core 2004 Unconsolidated US 0.2253 Open end Q2 2017 FIBRA Prologis Core 2014 Unconsolidated Mexico 0.4587 Public, Mexican Exchange Q2 2016 Brazil Fund and joint ventures Development 2010 Unconsolidated Brazil various Closed end Q4 2017 Europe: Prologis Targeted Europe Logistics Fund Core 2007 Unconsolidated Europe 0.41599999999999998 Open end Q3 2016 Prologis European Properties Fund II Core 2007 Unconsolidated Europe 0.31309999999999999 Open end Q3 2016 Europe Logistics Venture 1 Core 2011 Unconsolidated Europe 0.15 Open end Q4 2018 Prologis European Logistics Partners Core 2013 Unconsolidated Europe 0.5 Open end Q4 2018 Asia: Nippon Prologis REIT Core 2013 Unconsolidated Japan 0.151 Public, Tokyo Exchange n/a Prologis China Logistics Venture Core/Development 2011 Unconsolidated China 0.15 Closed end Q1 2018 Unconsolidated Co-Investment Ventures (A): Square Feet GBV of Operating Bldgs Debt Net Tangible Other Assets Prologis Investment (in thousands) Prologis Targeted U.S. Logistics Fund 49,935 $4,669,237 $1,432,997 $,322,854 $35,870 $,689,408 FIBRA Prologis (B) 32,396 1,869,013 ,657,359 ,301,531 24,176 ,569,800 Brazil Fund and joint ventures 6,705 ,360,697 0 0 14,477 ,216,668 Americas 89,036 6,898,947 2,090,356 ,624,385 #REF! 74,523 1,475,876 Prologis Targeted Europe Logistics Fund 21,830 2,212,909 ,652,768 ,271,551 22,483 ,480,401 Prologis European Properties Fund II 70,577 5,166,146 1,887,986 ,591,129 58,748 ,410,984 Europe Logistics Venture I 5,623 ,386,691 0 0 1,303 53,960 Prologis European Logistics Partners 60,195 4,055,790 98,938 49,469 28,628 1,762,291 Europe ,158,225 11,821,536 2,639,692 ,912,149 ,111,162 2,707,636 Nippon Prologis REIT (B) 20,907 3,372,609 1,339,261 ,202,228 27,392 ,300,822 Prologis China Logistics Venture 8,310 ,425,674 ,180,689 27,103 7,274 ,101,093 Asia 29,217 3,798,283 1,519,950 ,229,331 34,666 ,401,915 Total $,276,478 $22,518,766 $6,249,998 $1,765,865 $,220,351 $4,585,427

Strategic Capital Operating and Balance Sheet Information Represents the entire entity, not our proportionate share. (dollars in thousands) 16 Americas Europe Asia Total FFO and Net Earnings of the Unconsolidated Co-Investment Ventures, Aggregated (A) For the Three Months Ended December 31, 2015 Rental revenue $,153,469 $,243,839 $69,824 $,467,132 Rental expenses ,-36,288 ,-51,951 ,-16,754 -,104,993 Net operating income from properties ,117,181 ,191,888 53,070 ,362,139 Other income (expense), net 1,757 2,556 8 4,321 General and administrative expenses ,-12,402 ,-16,165 -8,340 ,-36,907 Interest expense ,-22,399 ,-21,905 -6,023 ,-50,327 Current income tax expense -1,291 ,-12,592 -,754 ,-14,637 Core FFO 82,846 ,143,782 37,961 ,264,589 Acquisition expenses, gains on dispositions of development properties and land and early extinguishment of debt, net -,487 -4,894 0 -5,381 FFO, as defined by Prologis 82,359 ,138,888 37,961 ,259,208 Real estate related depreciation and amortization ,-66,890 ,-83,855 ,-16,570 -,167,315 Gains on dispositions of real estate, net (excluding development properties and land) 19,614 33,102 0 52,716 Unrealized foreign currency and derivative losses, net -,319 -,126 -,365 -,810 Deferred tax benefit, net 0 4,357 0 4,357 Net earnings $34,764 $92,366 $21,026 $,148,156 Prologis' Share of AFFO, Core FFO and Net Earnings of the Unconsolidated Co-Investment Ventures For the Three Months Ended December 31, 2015 Total AFFO recognized by Prologis, net $16,533 $45,504 $4,861 $66,898 Core FFO from unconsolidated co-investment ventures, net $24,858 0 $56,168 0 $5,548 $86,574 Fees earned by Prologis 14,406.596819999999 52,628.99366 9,288 76,323.590479999999 Total Core FFO recognized by Prologis, net $39,264.596819999999 $,108,796.99366000001 $14,836 $,162,897.59048000001 Prologis' share of the unconsolidated co-investment ventures' net earnings $10,850 0 $36,971 0 $3,877 $51,698 Fees earned by Prologis 14,407 52,629 9,288 76,324 Total earnings recognized by Prologis, net $25,257 $89,600 $13,165 $,128,022 Condensed Balance Sheet of the Unconsolidated Co-Investment Ventures, Aggregated (A) As of December 31, 2015 Operating industrial properties, before depreciation $6,898,947 $11,821,536 $3,798,283 $22,518,766 Accumulated depreciation -,640,838 -1,179,709 -,163,172 -1,983,719 Properties under development and land ,212,967.878995012 92,888.650416752687 ,397,986.4705882353 ,703,843 Other assets ,418,991.12100498797 ,608,269.34958324733 ,286,541.5294117647 1,313,802 Total assets $6,890,068 $11,342,985 $4,319,639 $22,552,692 Third party debt $2,090,356 $ $2,639,692 $ $1,519,950 $ $6,249,998 Other liabilities ,167,202 ,944,253 ,231,577 1,343,032 Total liabilities $2,257,558 $3,583,945 $1,751,527 $7,593,030 Weighted average ownership 0.29784271105029653 0.38906292738939297 0.14980571538111895 0.3164298811226916

Operations Overview Operating Metrics – Owned and Managed 17 . The period end occupancy was 97.5% and 97.0% for the Americas and in total, respectively, excluding the properties acquired from KTR. Leasing Activity (square feet in thousands) Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Square feet of leases signed: Operating portfolio: Renewals 21,075 26,893 24,581 26,870 23,155 New leases 11,794 8,468 11,872 11,047 10,192 Total operating portfolio 32,869 35,361 36,453 37,917 33,347 Properties under development 8,878 3,870 8,156 4,245 6,774 Total square feet of leases signed 41,747 39,231 44,609 42,162 40,121 Average term of leases signed (months) 60 42 56 44.98 56.16 Operating Portfolio: Trailing four quarters - leases signed ,130,334 ,134,096 ,141,533 ,142,600 ,143,078 Trailing four quarters - % of average portfolio 0.24399999999999999 0.25 0.26100000000000001 0.254 0.248 Net effective rent change (GAAP) 6.2% 9.7% 0.14349999999999999 0.1016 9.5% Net effective rent change (GAAP) - Prologis share 8.4% 0.115 0.16600000000000001 0.12 0.124 Net effective rent change (Cash) -1 3.3% 3.7% 2.4% 1.9% Net effective rent change (Cash) - Prologis share .7% 4.7% 5.2% 3.6% 2.9% Weighted Average Customer Retention 0.85499999999999998 0.86299999999999999 0.78979999999999995 0.87 0.85860000000000003

Operations Overview Operating Metrics – Owned and Managed (in thousands, except for percentages and per square foot) 18 Capital Expenditures Incurred Same Store Information Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Property improvements $49,516 $23,713 $30,064 $31,650 $57,535 Square feet of population 487240 511717 508195 504807.48550439882 491666 Average occupancy 0.95399999999999996 0.95699999999999996 0.95799999999999996 0.95887217022727667 0.96699999999999997 Tenant improvements 30591 28932 28848 32187 37167 Period end occupancy 0.96174313395261468 0.96022278603212319 0.95809431970011516 0.96424835861706337 0.97112615633885768 Leasing commissions 27483 21385 25790 29796 31105 Percentage change: Total turnover costs 58074 50317 54638 61983 68272 Rental revenue 4.7 4.4999999999999998 4.2000000000000003 4.6430076816324641 0.04 Total capital expenditures $,107,590 $74,030 $84,702 $93,633 $,125,807 Rental expenses 6.2 7.0000000000000007 3.4000000000000002 4.5701391217742297 2.4 NOI - GAAP 4.1000000000000002 3.5000000000000003 4.4999999999999998 4.6680631963427512 4.4999999999999998 Trailing four quarters - % of gross NOI 0.13600000000000001 0.14000000000000001 0.14299999999999999 0.13700000000000001 0.13900000000000001 NOI - GAAP - Prologis share 4.9000000000000002 3.6999999999999998 5.8999999999999997 6.2181658533898294 6.6000000000000003 NOI - Adjusted Cash 4.3999999999999997 3.9 4.1000000000000002 3.6441325484240346 3.5000000000000003 Weighted average ownership percent 0.71440000000000003 0.67100000000000004 0.66400000000000003 0.71399999999999997 0.67200000000000004 NOI - Adjusted Cash - Prologis share 5.1999999999999998 4.2000000000000003 5.1999999999999998 4.4644057562825988 4.4999999999999998 Prologis share $76,862 $49,658 $56,226 $66,875 $84,584 Average occupancy 1.2 0.02 1.7000000000000001 1.0703444444538284 0.01 `

Operations Overview Operating Portfolio – Square Feet, Occupied and Leased (A) Selected and ordered by Prologis share of Gross Book Value ($). (square feet in thousands) 19 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft (%) Global Markets U.S. Atlanta 111 18114 14238 78.602186154355749 3.7388720000000002 96.277484996153589 96.130525490400501 96.339314637733096 96.209190163790709 Baltimore/Washington 67 8208 6012 73.245614035087712 1.57874 98.982433417546005 98.791579817751995 99.270106924349193 99.1843478351268 Central Valley 26 10640 9406 88.402255639097746 2.4699979999999999 100 100 100 100 Central & Eastern PA 31 16243 11778 72.511235609185505 3.0928810000000002 94.070750240453705 91.8353100906115 94.070750240453705 91.8353100906115 Chicago 267 44670 33524 75.048130736512192 8.8033400000000004 95.689228310787698 96.218617385212298 95.741341325178396 96.288056931262801 Dallas/Ft. Worth 167 25171 19663 78.117675102300268 5.0634670000000002 97.230927988102394 96.857932031791904 97.576158345312408 97.299864112140597 Houston 100 12661 8809 69.575862886027963 2.3132269999999999 98.435119372762799 98.323484907202598 98.756253986765202 98.600360808619399 New Jersey/New York City 164 33213 24662 74.254057146298138 6.4761949999999997 96.026338544692706 95.762938548258006 96.177849632884502 95.822882507888195 San Francisco Bay Area 230 19836 15939 80.35390199637024 4.1855520000000004 96.291112852134702 96.189859510780096 96.525225070080893 96.356987799253005 Seattle 104 14228 7088 49.817261737419173 1.761296 97.674749544628696 97.501680013868295 97.764271037996991 97.542163962099508 South Florida 149 14700 9794 66.625850340136054 2.5718860000000001 96.462021381388098 95.555416951429692 97.074946609807995 96.314514979443899 Southern California 340 69493 54446 78.347459456348119 14.297419 98.9036582631269 98.762078752057405 98.914701084044594 98.765254309545696 Canada 23 7751 7177 92.594503934976132 1.8846669999999999 97.441135992669601 97.236661874231302 98.161875252055097 98.014994082778799 Mexico Guadalajara 27 5897 2863 48.550110225538411 0.74181799999999998 94.833306995458202 94.096202307487701 94.833306995458202 94.096202307487701 Mexico City 49 11476 5431 47.324851864761243 1.4261710000000001 98.283801613796001 98.336539393279793 98.283801613796001 98.336539393279793 Monterrey 25 3915 1796 45.874840357598977 0.47162599999999999 91.392543013463694 91.392543013463694 91.392543013463694 91.392543013463694 Brazil 17 6705 1344 20.044742729306488 0.35293199999999997 100 100 100 100 Americas total 1897 322921 ,233,970 72.454253517114097 61.430087000000007 97.136499255929095 96.935784609580196 97.275473346633504 97.083501195857409 Belgium 12 2499 1249 49.979991996798717 0.32798499999999997 80.6915154124205 80.678286284373598 80.6915154124205 80.678286284373598 Czech Republic 51 9683 4267 44.066921408654345 1.120506 97.35511547165639 97.839057375395896 97.60173124283979 98.0142895928998 France 138 34636 15088 43.561612195403626 3.962081 94.192392959576395 93.307518640204208 94.408068218768207 93.513481350528906 Germany 99 21266 7723 36.316185460359257 2.0280449999999997 99.045051643182902 99.065427089706404 99.045051643182902 99.065427089706404 Italy 36 9801 5089 51.923273135394346 1.336362 92.894703765470396 86.953156505539198 92.894703765470396 86.953156505539198 Netherlands 72 16202 6318 38.995185779533394 1.659095 95.439343683569106 94.7387473693706 95.439343683569106 94.7387473693706 Poland 107 23794 9975 41.922333361351598 2.6194169999999999 92.943476911043604 93.333052440780392 94.326679222376001 94.517099909188502 Spain 36 8658 4246 49.041349041349044 1.114992 95.349690207279806 95.259240622738389 95.349690207279806 95.259240622738389 United Kingdom 93 22591 9734 43.087955380461246 2.55613 98.784067648715606 99.0793510247602 98.784067648715606 99.0793510247602 Europe total 644 149130 63,689 42.70703413129484 16.724613000000002 95.477133326068696 94.712166779296496 95.763932406684205 94.958141661824001 China 47 10634 3571 33.580966710551067 0.93773799999999996 95.731611497041797 95.274910508260106 95.917857216262306 95.358106231421203 Japan 34 23553 5803 24.638050354519596 1.523857 98.123475148066802 96.703561219962893 98.885507631005098 98.511196371902003 Singapore 5 959 959 100 0.251832 100 100 100 100 Asia total 86 35146 10,333 29.40021624082399 2.7134269999999998 97.450976646230799 96.5157900380119 98.018000860729302 97.559711362820707 Total global markets 2627 507197 ,307,992 60.724333937306405 80.768127000000007 96.670391403236692 96.4618785436694 96.882491813137293 96.659980556344507 Regional markets (A) Denver 29 5606 5286 4976 94.135452137722282 1.3066879999999998 98.595161415207002 98.507769508660999 100 100 Las Vegas 47 4491 6088 4292 70.499342969776606 1.1270709999999999 98.853818345483305 99.105196486900297 99.284424942364097 99.441363353781796 Louisville 12 8244 6108 4946 80.975769482645717 1.29881 100.00000000003899 100.000000000048 100.00000000003899 100.000000000048 Columbus 26 6230 7793 6463 82.93340177081997 1.6971719999999999 99.1102993977577 99.017543559289294 99.778672137753205 99.823483859189494 Orlando 35 5899 4176 3460 82.854406130268202 0.9085899999999999 96.407701909645411 97.000656001307789 96.586627093288797 97.216618955174098 Remaining other regional (16 markets) 410 35515 67371 46,571 69.126181888349592 12.329457999999999 98.369910732826099 98.339458145797991 98.425243299934792 98.419504090744098 Regional markets total 559 96822 70,708 73.028857077936834 18.567788999999998 98.490434424828806 98.510409213568295 98.694220931777892 98.772790381607805 Other markets (8 markets) 17 3376 2,110 62.5 0.55408199999999996 94.201791488166791 94.596888044622389 94.231409546222693 94.622977381690205 Total operating portfolio - owned and managed 3203 607395 ,380,810 62.695609940812815 99.989997999999986 96.946793301837701 96.831912310156795 97.156554071813801 97.040996562578201

Operations Overview Operating Portfolio – NOI and Gross Book Value Includes Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. Selected and ordered by Prologis share of Gross Book Value ($). (dollars in thousands) 20 Fourth Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total ($) (%) % of Total Owned and Managed ($) (%) % of Total Global Markets U.S. Atlanta $14,379 $10,873 75.617219556297371 2.4876680485773641 $,831,839 $,630,401 75.784015897307057 2.3042169808679387 Baltimore/Washington 13,588 10,438 76.8177803944657 2.388143023181323 ,723,546 ,526,986 72.833793566684079 1.9262185337264239 Central Valley 9,925 8,958 90.256926952141058 2.0495291436729541 ,580,839 ,517,681 89.126418852728548 1.8922072631114086 Central & Eastern PA 17,352 12,233 70.499077916090371 2.7988267486661358 1,017,318 ,720,672 70.840386191928189 2.63417199534274 Chicago 41,837 30,450 72.782465281927472 6.9667517777228669 2,779,501 2,012,878 72.418682346219697 7.3473926247190189 Dallas/Ft. Worth 22,794 17,091 74.980257962621749 3.9103039288361749 1,381,382 1,015,632 73.522892291922147 3.7122982049724951 Houston 14,052 9,597 68.296327924850559 2.1957279740823106 ,820,736 ,515,242 62.778043122270745 1.8832923260850767 New Jersey/New York City 48,114 33,996 70.657189175707686 7.778052329571973 3,359,465 2,332,040 69.417005386274298 8.5239810343944047 San Francisco Bay Area 33,082 26,156 79.064143643068746 5.9843139408249364 2,033,053 1,617,285 79.549573965853327 5.9114366251052957 Seattle 20,146 10,020 49.736920480492408 2.2925074815363917 1,364,780 ,676,308 49.554360409736368 2.4720144446103887 South Florida 23,404 15,569 66.522816612544872 3.5620807365309468 1,500,384 1,027,254 68.466072685392547 3.7547784830044897 Southern California 89,856 68,995 76.783965455840459 15.785584200459416 6,586,265 5,008,531 76.045087769775435 18.306985838225948 Canada 8,103 7,442 91.842527458965819 1.7026787103387053 0 ,589,494 ,541,494 91.857423485226306 1.9792476056321346 Mexico Guadalajara 6,699 3,224 48.126586057620543 0.73762915373985305 ,315,366 ,153,730 48.746535771135754 0.56190785939239973 Mexico City 13,831 6,629 47.928566264189143 1.5166698697709324 ,799,521 ,376,053 47.034787078763408 1.374534158902557 Monterrey 4,698 2,471 52.59684972328651 0.56534790288187875 ,236,275 ,108,380 45.870278277430963 0.39614632017789819 Brazil 9,811 1,781 18.153093466517177 0.40748062121919298 0 ,360,697 70,182 19.457328450195039 0.25652649052154686 Americas total ,391,671 ,275,923 70.44764611114941 63.229295591613351 25,280,461 17,850,749 70.610852389123764 65.33735678879215 Belgium 2,060 1,013 49.174757281553397 0.23176747293376898 0 ,161,424 80,713 50.000619486569533 0.29501898819448874 Czech Republic 10,114 4,435 43.850108760134468 1.014697672715958 ,578,923 ,244,264 42.192830480046567 0.89282418113982387 France 36,438 14,924 40.957242439211811 3.4145091471506102 0 2,263,133 ,954,615 42.181126783092289 3.4892712625634275 Germany 25,321 9,077 35.847715335097355 2.0767555299307214 0 1,560,515 ,558,862 35.812664408865025 2.0427304372325197 Italy 7,826 3,711 47.418860209557884 0.85905142355105291 ,509,152 ,262,628 51.581453082772924 0.95994755282968292 Netherlands 18,646 7,167 38.437198326718871 1.6397605908354609 0 1,198,617 ,469,703 39.187079776108632 1.7168399614921508 Poland 19,643 8,110 41.286972458382124 1.8555125424411314 0 1,322,646 ,524,031 39.619898294781827 1.9154175337621715 Spain 9,603 4,872 50.734145579506404 1.1146802844356587 0 ,563,436 ,283,165 50.25681710078873 1.035013588791055 United Kingdom 50,322 22,046 43.809864472795198 5.0439740457037221 0 3,118,419 1,329,651 42.638625534285161 4.8600881230011295 Europe total ,179,973 75,355 41.870169414301031 17.240708709698083 11,276,265 4,707,632 41.748149764128463 17.20715162900645 China 8,272 2,190 26.474854932301739 0.50105702440765454 0 ,499,884 ,138,060 27.618407470533164 0.50463149071563584 Japan 49,819 10,836 21.750737670366725 2.4792027015896547 0 3,696,737 ,833,393 22.544016520515253 3.0461853682600024 Singapore 2,286 2,286 100 0.52302116794333253 0 ,131,134 ,131,134 100 0.47931584748300882 Asia total 60,377 15,312 25.360650578862813 3.5032808939406417 4,327,755 1,102,587 25.477112267214757 4.0301327064586472 Total global markets ,632,021 ,366,590 58.002819526566363 83.87328519525208 40,884,481 23,660,968 57.872736601450313 86.474641124257246 Regional markets (B) Denver 5,222 4,904 93.91037916507085 1.1220016656142182 ,314,169 ,296,881 94.497229198297731 1.0851477733967021 Las Vegas 7,939 5,559 70.021413276231257 1.2718611866128544 ,419,074 ,285,146 68.041920997246308 1.0422544622019463 Louisville 6,158 4,824 78.337122442351415 1.1036982126678199 ,314,272 ,239,266 76.133413094389567 0.87455568779927084 Columbus 5,245 4,238 80.80076263107722 0.96962541983545203 ,278,382 ,234,746 84.325135964250563 0.85803436128880672 Orlando 4,314 3,565 82.637923041261004 0.81564762192387597 ,279,014 ,232,130 83.196542108998116 0.848472460812839 Remaining other regional (16 markets) 67,035 44,761 66.772581487282764 10.241010716671701 3,415,841 2,263,695 66.270502637564221 8.2741690741382836 Regional markets total 95,913 67,851 70.742235150605239 15.523844823325922 5,020,752 3,551,864 70.743665490747205 12.982633819637847 Other markets (8 markets) 4,747 2,635 55.50874236359806 0.60286998142199533 ,251,374 ,145,746 57.979743330654721 0.53272505610488974 Total operating portfolio - owned and managed $,732,681 $,437,076 59.654337972460048 99.999999999999986 $46,156,607 $27,358,578 59.273373365594232 99.99

Operations Overview Operating Portfolio – Summary by Division Includes Prologis share of NOI for the properties contributed to or acquired from co-investment ventures at our actual share prior to and subsequent to change in ownership. (square feet and dollars in thousands) 21 # of Buildings Square Feet Occupied % Leased % Owned and Managed Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share Owned and Managed Prologis Share Sq Ft % Consolidated Americas 1814 226365 319212 272881 85.485821335037528 0.62520308604522101 71.648044694204458 97.341376283288298 97.257909679555098 97.5146010061423 97.444980751880493 Europe 38 11382 9187 9187 100 3.4% 2.4124891678264753 90.1303668603136 90.1303668603136 90.1303668603136 90.1303668603136 Asia 20 7635 5929 5929 100 1.3% 1.5569444079724799 95.528985542688901 95.528985542688901 97.074330974964496 97.074330974964496 Total operating portfolio - consolidated 1872 334328 287997 86.142052116484408 75.617478270003417 97.111078370365405 96.994943866688004 97.303878215742401 97.204012412802697 Unconsolidated Americas 589 88074 27237 30.925131139723415 0.15869323295730664 7.152385704156929 97.486375514220398 97.191664073746395 97.593254589650698 97.269526667194 Europe 676 155776 61172 39.269207066557108 0.15872773961277781 16.063653790604238 96.121408208443498 95.831280285365708 96.395971000746698 96.087375821717899 Asia 66 29217 4404 15.073416161823596 1.13% 1.1464822352354191 97.841041570578497 97.844586558347302 98.209517107564011 98.213307666322706 Total operating portfolio - unconsolidated 1331 273067 92813 33.989094251593933 24.362521729996587 96.745651604018107 96.326030100179906 96.976178407091794 96.5351630888172 Total Americas 2403 407286 300118 73.687286083980297 0.78400000000000003 78.800430398361385 97.372731848876811 97.251897418941908 97.531609562536801 97.429057043886402 Europe 714 164963 70359 42.65138243121185 0.192 18.476142958430714 95.78775487395859 95.086884002836996 96.047026703329891 95.3095398864495 Asia 86 35146 10333 29.40021624082399 2.4% 2.7034266432078988 97.450976646230799 96.515790038012 98.018000860729302 97.559711362820707 Total operating portfolio - owned and managed 3203 607395 380810 62.695609940812815 99.98 96.946793301837701 96.831912310156795 97.156554071813801 97.040996562578201 Value added properties - consolidated 14 3930 2492 63.409669211195933 37.604848631737397 40.529068900219002 37.604848631737397 40.529068900219002 Value added properties - unconsolidated 19 3411 1165 34.154206977425979 50.063275788702001 48.202200398293201 56.195285348789405 52.248606056036998 Total owned and managed 3236 614736 384467 62.541806564118588 96.307293590549307 96.319671877006002 96.548577728382995 96.539025872498399 Fourth Quarter NOI Gross Book Value Owned and Managed Prologis Share (A) % of Total Owned and Managed Prologis Share % of Total $ % Owned and Managed $ % % of Total Consolidated Americas $,361,310 $,305,059 84.431374719769721 69.79541315469163 $22,774,169 $19,190,599 84.264760659324168 0.59089148598921948 70.144723896103073 Europe 8541 8541 100 1.8541223951898524 517096 517096 100 2.9223446371578841E-2 1.8900689940829527 Asia 7305 7305 100 1.6713340471679983 529472 529472 100 1.6958453990057305E-2 1.9353052633071792 Total operating portfolio - consolidated $,377,156 $,320,905 85.085481869571211 73.420869597049474 $23,820,737 $20,237,167 84.956090989124306 73.870098153493217 Unconsolidated Americas $,114,146 $34,315 30.062376254971703 7.851037348195737 $6,812,086 $1,959,907 28.771025497916497 7.1637751055628698 Europe 188307 73849 39.217341893822322 16.896146207982135 11725501 4588389 39.131709596033467 16.771299297792453 Asia 53072 8007 15.087051552607777 1.8319468467726436 3798283 573115 15.088791435498619 2.094827443151468 Total operating portfolio - unconsolidated $,355,525 $,116,171 32.675901835313972 26.579130402950518 $22,335,870 $7,121,411 31.883293554269432 26.12990184650679 Total Americas $,475,456 $,339,374 71.378634405707359 77.746450502887356 $29,586,255 $21,150,506 71.487608012572053 77.30849900166595 Europe 196848 82390 41.85462895228806 18.750268603171985 12242597 5105485 41.702630577482864 18.661368291875405 Asia 60377 15312 25.360650578862813 3.5032808939406417 4327755 1102587 25.477112267214757 4.0301327064586472 Total operating portfolio - owned and managed $,732,681 $,437,076 59.654337972460048 99.999999999999986 $46,156,607 $27,358,578 59.273373365594232 99.95 Value added properties - consolidated 107 324 302.803738317757 260275 171435 65.866871578138515 Value added properties - unconsolidated 1392 441 31.681034482758619 182896 55171 30.16523051351588 Total owned and managed $,734,180 $,437,841 59.63673758478847 $46,599,778 $27,585,184 59.195955826227333

Operations Overview Customer Information – Owned and Managed (square feet and dollars in thousands) 22 Top Customers Lease Expirations - Operating Portfolio - Owned and Managed % of Net Effective Rent Total Square Feet Year Occupied Sq Ft Net Effective Rent $ % of Total $ Per Sq Ft 1 Amazon.com 2.8 13,001 2016 81,599 $,380,078 12.8 4.76 2 DHL 1.6 10,401 2017 ,116,908 559416 18.899999999999999 4.82 3 Geodis 1.2 7,914 2018 99,873 492566 16.600000000000001 4.96 4 XPO Logistics 1.1000000000000001 8,282 2019 71,886 369675 12.5 5.17 5 Kuehne + Nagel 1.1000000000000001 6,195 2020 64,615 344766 11.600000000000001 5.36 6 CEVA Logistics 1.1000000000000001 6,735 Thereafter ,144,439 816877 27.6 5.77 7 Home Depot 1 5,441 ,579,320 $2,963,378 100 5.18 8 FedEx Corporation 0.9 3,105 Month to month 9,530 9 Nippon Express Group 0.6 2,665 Total ,588,850 10 Wal-Mart Stores 0.6 4,915 Top 10 Customers 12 68,654 Lease Expirations - Operating Portfolio - Prologis Share 11 United States Government 0.6 1,243 Year Occupied Sq Ft Net Effective Rent 12 Tesco 0.6 3,172 $ % of Total $ Per Sq Ft 13 DB Schenker 0.6 3,786 2016 51,199 $,228,327 12.8 4.5199999999999996 14 UPS 0.5 3,191 2017 71,624 328494 18.399999999999999 4.6100000000000003 15 Ingram Micro 0.5 3,181 2018 61,855 297422 16.7 4.83 16 Hitachi 0.5 1,907 2019 46,879 228763 12.8 4.91 17 Panalpina 0.5 2,237 2020 38,373 200860 11.3 5.26 18 LG 0.4 2,567 Thereafter 92,525 498213 28.000000000000004 5.48 19 PepsiCo 0.4 2,618 ,362,455 $1,782,079 100 4.96 20 Bayerische Motoren Werke AG (BMW) 0.4 1,991 Month to month 6,291 21 Samsung Electronics 0.3 2,103 Total ,368,746 22 La Poste 0.3 1,673 23 Best Buy 0.3 1,827 24 UTi 0.3 2,116 25 Rhenus AG & CO KG 0.3 2,122 Top 25 Customers 18.5 104388

Capital Deployment Overview – Owned and Managed Development Starts (TEI) Building Acquisitions Development Stabilizations (TEI) Land Portfolio Americas Europe Asia Value Creation $26 $184 $426 $255 $586 (in millions) 23

Capital Deployment Value Creation from Development Stabilization 24 (square feet and dollars in thousands) Q4 2015 FY 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 610 32.799999999999997 $30,615 $30,615 100 1,658 23.5 $90,965 $90,965 100 East 995 71.8 53517 53517 100 4,923 65.599999999999994 309807 309807 100 Northwest 248 1,E-4 42354 23312 55.040846201067197 1,250 20.6 100708 81666 81.091869563490476 Southwest 0 0 0 0 0 2,436 8.1 164159 164159 100 Canada 671 1,E-4 56873 56873 100 671 1,E-3 56873 56873 100 Mexico 0 0 0 0 0 1,613 31.1 95721 95721 100 Brazil 486 1,E-4 23061 11531 50.002168162698922 1,457 1,E-4 86607 32841 37.919567702379716 Americas total 3,010 30.4 206420 175848 85.189419629880831 14,008 32.700000000000003 904840 832032 91.953494540471254 Europe Northern 78 1,E-4 5335 1670 31.302717900656045 1,073 77.3 71178 67513 94.850937087302256 Southern 532 100 34943 34943 100 1,290 100 88229 80255 90.962155300411425 Central 0 0 0 0 0 1,562 58.6 81770 81770 100 United Kingdom 200 81.900000000000006 31690 31690 100 2,719 66.2 366436 366436 100 Europe total 810 85.9 71968 68303 94.907458870609162 6,644 72.8 607613 595974 98.08447153039846 Asia Japan 281 100 31397 31,397 100 1,827 37.200000000000003 189963 189963 100 China 1,930 1,E-4 93921 14,088 14.999840291308653 3,025 14.8 145372 21805 14.999449687697769 Asia total 2,211 12.7 125318 45485 36.295663831213396 4,852 23.2 335335 211768 63.151177181027926 Total owned and managed 6,031 31.4 $,403,706 $,289,636 71.744289160924041 25,504 41.3 $1,847,788 $1,639,774 88.74253972858358 Weighted average estimated stabilized yield 6.9% 7.0999999999999994 7.4% Pro forma NOI $15,531 $28,789 $,137,525 Weighted average estimated cap rate at stabilization 5.7% 5.7% 5.6% Estimated value creation $51,459 $,100,182 $,585,946 Estimated development margin 0.22700000000000001 0.248 0.318 Prologis share of estimated value creation ($) $73,923 $,533,213 Prologis share of estimated value creation (%) 0.73788704557704976 0.91

Capital Deployment Development Starts 25 (square feet and dollars in thousands) . Q4 2015 FY 2015 Square Feet Leased % at Start TEI Square Feet Leased % at Start TEI Owned and Managed Prologis Share Owned and Managed Prologis Share $ % $ % Americas U.S. Central 1,194 93 $,104,181 $,104,181 100 3,970 70.3 $,260,172 $,260,172 100 East 835 100 ,106,614 ,106,614 100 835 100 ,106,614 ,106,614 100 Northwest 711 62.6 69,365 51,846 74.743746846392284 1,610 27.6 ,156,901 ,139,382 88.834360520328104 Southwest 375 43.7 30,772 30,772 100 1,364 23.3 ,105,782 ,105,782 100 Canada 0 0 0 0 0 0 0 0 0 0 Mexico 818 1,E-4 53,641 53,641 100 1,126 3.4 71,949 70,795 98.396086116554784 Brazil 0 0 0 0 0 2,458 1.0000000000000001E-5 ,154,606 77,303 50 Americas total 3,933 64.900000000000006 ,364,573 ,347,054 95.194652374147296 11,363 39 ,856,024 ,760,048 88.788164817808848 Europe Northern 664 100 54,080 44,195 81.721523668639051 3,302 100 ,227,805 ,205,792 90.336910954544464 Southern 386 16.600000000000001 23,019 23,019 100 1,467 51.8 87,875 87,875 100 Central 260 63.1 16,925 16,925 100 1,822 71.2 94,151 76,966 81.747405763082696 United Kingdom 306 1,E-4 98,771 98,771 100 1,433 1.0000000000000001E-5 ,233,659 ,233,659 100 Europe total 1,616 55.2 ,192,795 ,182,910 94.872792344199794 8,024 66.8 ,643,490 ,604,292 93.908530047086984 Asia Japan 212 100 25,180 25,180 100 2,897 43.2 ,397,904 ,397,904 100 China 1,507 1.0000000000000001E-5 89,649 13,447 14.999609588506285 5,772 1,E-4 ,349,569 52,435 14.999899876705314 Asia total 1,719 12.3 ,114,829 38,627 33.638714958764773 8,669 14.4 ,747,473 ,450,339 60.248196255918273 Total owned and managed 7,268 50.3 $,672,197 $,568,591 84.586958882589485 28,056 39.299999999999997 $2,246,987 $1,814,679 80.760547346290835 Weighted average estimated stabilized yield 6.7% 7.2% Pro forma NOI $45,349 $,160,865 Weighted average estimated cap rate at stabilization 5.6% 5.9% Estimated value creation $,136,548 $,466,355 Estimated development margin 0.20300000000000001 0.20699999999999999 Prologis share of estimated value creation ($) $,114,593 $,379,967 Prologis share of estimated value creation (%) 0.8392140492720509 0.81475914271316918 % BTS (based on Prologis share) 0.56100000000000005 0.436

Capital Deployment Development Portfolio 26 (square feet and dollars in thousands) Under Development Pre-Stabilized Developments 2016 Expected Completion 2017 and Thereafter Expected Completion Total Development Portfolio Sq Ft Leased % T E I Sq Ft T E I Sq Ft T E I Sq Ft Leased % T E I Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share Owned and Managed Prologis Share $ % Americas U.S. Central 2,499 39.048061228828303 $,151,044 $,123,069 3,463 $,239,530 $,232,018 0 $0 $0 5,962 60.644755161875793 $,390,574 $,355,087 90.9 East 2,524 21.030601468072398 ,192,933 ,192,933 835 ,106,614 ,106,614 0 0 0 3,359 40.660372872085901 ,299,547 ,299,547 100 Northwest 1,792 1,E-3 ,133,824 ,102,497 1,586 ,153,877 ,136,357 0 0 0 3,378 13.168751176167401 ,287,701 ,238,854 83 Southwest 1,792 1.0000000000000001E-5 ,178,150 ,118,568 608 49,427 49,427 0 0 0 2,400 6.8251407199485499 ,227,577 ,167,995 73.8 Canada 0 0 0 0 483 37,777 37,777 0 0 0 483 16.513639993900998 37,777 37,777 100 Mexico 503 28.853608927053198 30,027 24,191 1,616 ,109,149 ,107,972 0 0 0 2,119 8.6175227994024404 ,139,176 ,132,163 95 Brazil 0 0 0 0 3,059 ,174,913 87,457 0 0 0 3,059 39.7760329685957 ,174,913 87,457 50 Americas total 9110 18.130213803401602 685978 561258 11650 871287 757622 0 0 0 20760 34.051400529299805 1557265 1318880 84.7 Europe Northern Northern Europe 679 42.321223558354497 39,410 29,156 3,016 ,209,112 ,197,308 0 0 0 3,695 89.403140660126098 ,248,522 ,226,464 91.1 Southern Southern Europe 0 0 0 0 1,467 85,590 85,590 0 0 0 1,467 51.825224485004995 85,590 85,590 100 Central Central and Easter Europe\ 1,059 56.676622980798598 51,910 42,924 1,083 61,008 52,937 0 0 0 2,142 71.599216530804199 ,112,918 95,861 84.9 United Kingdom United Kingdom 0 0 0 0 1,750 ,280,325 ,254,742 0 0 0 1,750 2.0000000000000001E-4 ,280,325 ,254,742 90.9 Europe total 1,738 51.071357334592804 91,320 72,080 7,316 636035 590577 0 0 0 9,054 61.817065939890803 727355 662657 91.1 Asia Japan Northern Europe 2,443 40.742895259745602 ,303,988 ,303,988 4,454 ,619,387 ,619,387 212 25,180 25,180 7,109 31.615344011030899 ,948,555 ,948,555 100 China Southern Europe 2,987 4.0998879296697401 ,193,128 28,969 2,129 ,128,025 19,204 4,497 ,261,004 39,151 9,613 1.2739107830462 ,582,157 87,324 15 Asia total 5,430 20.583422272193999 ,497,116 ,332,957 6,583 ,747,412 638591 4,709 286184 64,331 16,722 14.172249178603598 1,530,712 1035879 67.7 Total owned and managed 16278 22.4660572194115 $1,274,414 $,966,295 25549 $2,254,734 $1,986,790 4709 $,286,184 $64,331 46536 32.310695431343902 $3,815,332 $3,017,416 79.099999999999994 Cost to complete $,140,156 $,102,298 $1,008,486 $,906,707 $,211,426 $50,069 $1,360,068 $1,059,074 Percent build to suit (based on Prologis share) 4.2% 0.38900000000000001 0.39100000000000001 0.27800000000000002 Weighted average estimated stabilized yield Americas 5.8% 7.5% 0 6.7% Europe 8.1% 7.7% 0 7.0999999999999994 Asia 6.8% 6.4% 7.4% 6.7% Total 6.3% 7.7% 7.4% 6.8% Pro forma NOI $,258,983 Weighted average estimated cap rate at stabilization 5.7% Estimated value creation $,705,383 Estimated development margin 0.185 Prologis share of estimated value creation $,571,476 Prologis share of estimated value creation 0.81016412360377266

Capital Deployment Third Party Building Acquisitions (square feet and dollars in thousands) 27 Q4 2015 FY 2015 Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs Square Feet Prologis Share of Square Feet Owned and Managed Acquisition Cost Prologis Share of Acquisition Costs cost $ % cost $ % Third Party Building Acquisitions Americas Prologis Wholly Owned 3,406 3,406 $,525,017 $,525,017 100 6,034 0 6,034 0 $,757,445 0 $,757,445 0 100 Prologis U.S. Logistics Venture 0 0 0 0 0 60,413 33,252 5,693,066 3,133,461 55.039955623209003 Prologis Targeted U.S. Logistics Fund 0 0 0 0 0 1,510 348 ,160,018 36,935 23.081778299941259 FIBRA Prologis 0 0 0 0 0 76 35 4,803 2,203 45.867166354361856 Total Americas 3,406 3,406 ,525,017 ,525,017 100 68,033 39,669 6,615,332 3,930,044 59.408114362211904 Europe Prologis Wholly Owned 0 0 0 0 0 270 270 15,683 15,683 100 Prologis Targeted Europe Logistics Fund 678 282 60,355 25,106 41.59721646922376 3,704 1,607 ,225,491 97,588 43.27800222625293 Prologis European Properties Fund II 379 118 13,262 4,152 31.307495098778464 1,685 523 82,233 25,641 31.180912772244717 Total Europe 1,057 400 73,617 29,258 39.743537498132227 5,659 2,400 ,323,407 ,138,912 42.952688098897056 Total Third Party Building Acquisitions 4,463 3,806 $,598,634 $,554,275 92.589963149436883 73,692 42,069 $6,938,739 $4,068,956 58.641145026495444 Weighted average stabilized cap rate 5.2% 5.5%

Capital Deployment Dispositions and Contributions . (square feet and dollars in thousands) 28 Q4 2015 FY 2015 Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price Square Feet Prologis Share of Square Feet Owned and Managed Total Sales Price Prologis Share of Sales Price $ % $ % Third Party Building Dispositions Americas Prologis wholly owned 7,421 7,421 $,407,410 $,407,410 100 18,626 18,626 $1,370,385 $1,370,385 100 Prologis U.S. Logistics Venture 121 67 10,980 6,043 55.036429872495454 753 415 ,198,406 ,109,203 55.040170156144477 Prologis North American Industrial Fund 1,599 1,057 71,800 47,489 66.140668523676879 2,086 1,379 88,752 58,702 66.14160807643772 Prologis Targeted U.S. Logistics Fund 1,630 367 ,103,255 23,263 22.529659580649845 2,066 98 465 ,138,955 31,338 22.552624950523551 FIBRA Prologis 339 156 22,300 10,229 45.869955156950667 339 156 22,300 10,229 45.869955156950667 Total Americas 11,110 9,068 ,615,745 ,494,434 80.298500190825749 23,870 21,041 1,818,798 1,579,857 86.862697231908101 Europe Prologis wholly owned 1,160 1,160 38,250 38,250 100 1,160 1,160 38,250 38,250 100 Prologis European Properties Fund II 1,327 416 ,117,193 36,693 31.309890522471477 1,327 416 ,117,193 36,693 31.309890522471477 Prologis European Logistics Partners 535 268 45,639 22,820 50.001095554240891 535 268 45,639 22,820 50.001095554240891 Prologis European Logistics Partners 0 0 0 0 0 0 0 0 0 0 Total Europe 3,022 1,844 0 ,201,082 0 97,763 48.618474055360501 3,022 1,844 ,201,082 97,763 48.618474055360501 Asia Prologis wholly owned 0 0 0 0 0 399 399 49,264 49,264 100 Total Asia 0 0 0 0 0 399 399 49,264 49,264 100 Total Third Party Building Dispositions 14,132 10,912 $,816,827 $,592,197 72.499684755768357 27,291 23,284 $2,069,144 $1,726,884 83.458860282319648 Building Contributions to Co-Investment Ventures Americas FIBRA Prologis 1,297 1,297 $99,430 $53,821 54.129538368701603 1,297 1,297 $99,430 $53,821 54.129538368701603 Total Americas 1,297 1,297 99,430 53,821 54.129538368701603 1,297 1,297 99,430 53,821 54.129538368701603 Europe Prologis Targeted Europe Logistics Fund 260 260 19,243 11,238 58.400457309151378 2,603 2,603 ,322,048 ,180,481 56.041645965818766 ProLogis European Properties Fund II 139 139 59,349 40,767 68.690289642622446 1,325 1,325 ,139,274 95,602 68.643106394589083 Europe Logistics Venture 1 0 0 0 0 0 369 369 21,446 18,229 84.99953371258043 Prologis European Logistics Partners 0 0 0 0 0 2,761 2,761 ,348,515 ,174,257 49.999856534152045 Total Europe 399 399 78,592 52,005 66.170857084690553 7,058 7,058 ,831,283 ,468,569 56.366965281378299 Asia Total Asia 0 0 0 0 0 0 0 0 0 0 0 0 Total Contributions to Co-Investment Ventures 1,696 1,696 $,178,022 $,105,826 59.44546179685657 8,355 8,355 $,930,713 $,522,390 56.127936324087017 Total Building Dispositions and Contributions 15,828 12,608 $,994,849 $,698,023 70.163713287142073 35,646 31,639 $2,999,857 $2,249,274 74.979374016828132 Land dispositions ,110,955 ,110,955 100 ,240,366 ,234,543 97.577444397294116 Other real estate dispositions 17,770 10,518 59.18964546989308 49,911 40,347 80.837891446775259 Grand Total Dispositions and Contributions $1,123,574 $,819,496 72.936540005375704 $3,290,134 $2,524,164 76.719185297620101 Weighted average stabilized cap rate on building dispositions and contributions 6.4% 5.3%

Capital Deployment Land Portfolio – Owned and Managed . Selected and ordered by our share of current book value. (square feet and dollars in thousands) 29 Land by Market Acres Current Book Value Owned and Managed Prologis Share Estimated Build Out (sq ft) Owned and Managed Prologis Share % of Acres (%) ($) (%) Total Global markets U.S. Atlanta 232 232 100 3,271 $12,742 $12,742 100 0.92292871603391269 Baltimore/Washington 39 39 100 400 1,568 1,568 100 0.11357339717008123 Central Valley 1,178 1,178 100 23,312 82,109 82,109 100 5.9473201965804847 Central & Eastern PA 309 231 74.757281553398059 3,941 39,763 32,523 81.792118300933026 2.3557063751036682 Chicago 470 465 98.936170212765958 8,896 26,521 25,969 97.918630519211192 1.8809869586159691 Dallas/Ft. Worth 238 195 81.932773109243698 4,111 31,447 27,487 87.40738385219575 1.9909387551109838 Houston 78 64 82.051282051282044 1,427 10,991 8,074 73.46010372122646 0.58481607700971672 New Jersey/New York City 164 142 86.58536585365853 2,417 64,031 57,794 90.259405600412308 4.1861357882957115 South Florida 306 305 99.673202614379079 5,914 ,152,797 ,152,571 99.852091336871794 11.05102473191101 Southern California 269 250 92.936802973977692 5,476 79,729 70,545 88.480979317437829 5.1097163924511353 Canada 184 184 100 3,292 46,967 46,967 100 3.4019143781168402 Mexico Guadalajara 45 45 100 918 11,430 11,430 100 0.82789791432017112 Mexico City 262 262 100 4,950 ,124,351 ,124,351 100 9.0069933109035532 Monterrey 188 176 93.61702127659575 3,038 34,060 32,742 96.130358191426893 2.371568986060459 Brazil 442 166 37.556561085972852 9,784 ,104,700 43,085 41.150907354345748 3.1207333017046874 Total Americas 4,404 3,934 89.327883742052677 81,147 ,823,206 ,729,957 88.672458655549164 52.872255279388384 Belgium 27 27 100 526 8,744 8,744 100 0.63334552605560601 Czech Republic 231 228 98.701298701298697 3,819 42,872 41,939 97.823754431796971 3.0377262142321664 France 384 332 86.458333333333343 7,182 68,844 60,399 87.733135785253609 4.3748211834666684 Germany 70 66 94.285714285714278 1,416 17,454 16,753 95.983728658187246 1.2134535221877365 Italy 92 80 86.956521739130437 2,451 21,085 16,496 78.235712591889978 1.1948384947178954 Netherlands 46 46 100 1,538 28,678 28,678 100 2.0772052831910646 Poland 599 599 100 11,645 64,175 64,175 100 4.648324466447681 Spain 137 118 86.131386861313857 2,870 28,226 23,781 84.252107985545237 1.7225057130750647 United Kingdom 259 259 100 4,372 ,122,578 ,122,578 100 8.8785713509657 Total Europe 1,845 1,755 95.121951219512198 35,819 ,402,656 ,383,543 95.253268298497972 27.680791754339584 China 247 52 21.052631578947366 7,194 90,174 18,301 20.295207044159071 1.3255782790877912 Japan 57 57 100 2,597 ,108,649 ,108,649 100 7.869665834905712 Total Asia 304 109 35.855263157894733 9,791 ,198,823 ,126,950 63.850761732797508 9.1952441139935033 Total global markets 6,553 5,798 88.478559438425151 ,126,757 1,424,685 1,240,450 87.068369499222626 89.848291147721469 Regional markets (A) Hungary 330 330 100 5,604 31,624 31,624 100 2.2905899949659752 Juarez 124 124 100 2,442 12,675 12,675 100 0.9180757711293237 Reynosa 194 194 100 3,422 12,144 12,144 100 0.87961437196011882 Orlando 48 48 100 702 12,055 12,055 100 0.87316792275850075 Slovakia 67 67 100 1,413 10,251 10,251 100 0.74250057040210626 Remaining other regional (10 markets) 460 453 98.478260869565219 8,119 37,870 37,075 97.900712965407976 2.6854169005617101 Total regional markets 1,223 1,216 99.42763695829926 21,702 ,116,619 ,115,824 99.318292902528754 8.3893655317777363 Total other markets (3 markets) 373 373 100 5,611 24,331 24,331 100 1.7623433205007948 Total land portfolio - owned and managed 8,149 7,387 90.649159406062097 ,154,070 $1,565,635 $1,380,605 88.181792052426005 100 Original Cost Basis $2,050,542 $1,859,457

Capital Deployment Land Portfolio – Summary and Roll Forward . (dollars in thousands) 30 . Land Portfolio Summary Acres Current Book Value Owned and Managed Prologis Share % of Total Owned and Managed Prologis Share % of Total Americas U.S. Central 969 908 12.291864085555707 $78,996 $71,567 5.1837419102494922 East 1,479 1,379 18.567930147556517 308027 294324 21.418479941764662 Northwest 1,299 1,299 17.584946527683769 89045 89045 6.4497086422256906 Southwest 383 355 4.8057398131853262 94163 84184 6.0976166245957391 Canada 184 184 2.4908623257073237 46967 46967 3.4019143781168402 Mexico 847 835 11.303641532421823 200383 199065 14.418678767641721 Brazil 442 166 2.2471910112359552 104700 43085 3.1207333017046874 Total Americas 5,603 5,126 69.292175443346423 ,922,281 ,828,237 59.990873566298831 Europe Central 1,227 1,224 16.569649384053069 148922 147989 10.719141246047927 Northern 143 139 1.8816840395289021 54876 54175 3.9240043314344075 Southern 613 530 7.174766481656965 118155 100676 7.2921653912596289 United Kingdom 259 259 3.5061594693380265 122578 122578 8.8785713509657 Total Europe 2,242 2,152 29.232259374576959 ,444,531 ,425,418 30.813882319707663 Asia China 247 52 0.70393935291728715 90174 18301 1.3255782790877912 Japan 57 57 0.77162582915933398 108649 108649 7.869665834905712 Total Asia 304 109 1.4755651820766211 ,198,823 ,126,950 9.1952441139935033 Total land portfolio - owned and managed 8,149 7,387 100 $1,565,635 $1,380,605 100 Estimated Build Out (in TEI) $9,500,000 $8,600,000 Land Roll Forward - Owned and Managed Americas Europe Asia Total As of September 30, 2015 $1,068,545 $,512,837 $,190,894 $1,772,276 Acquisitions 3,636 7,461 25,728 36,825 Dispositions ,-94,079 -1,027 0 ,-95,106 Development starts ,-83,683 ,-77,558 ,-16,421 -,177,662 Infrastructure costs 27,717 16,247 737 44,701 Effect of changes in foreign exchange rates and other 145 ,-13,429 -2,115 ,-15,399 As of December 31, 2015 $,922,281 $,444,531 $,198,823 $1,565,635

Capitalization Overview This includes the currencies in Europe in which we operate, predominately Euro and GBP. These calculations are included in the Notes and Definitions section, and are not calculated in accordance with the applicable SEC rules. Prologis share of gains on dispositions of development properties for the 12 months ended December 31, 2015 and September 30, 2015 was $258.1 million and $255.8 million, respectively A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. Assets Under Management (in millions) Total Enterprise Value Assets Under Management Total AUM by Division Net Equity Unencumbered Assets-Prologis Share (in billions) Secured & Unsecured Debt-Prologis Share Fixed vs. Floating Debt-Prologis Share 31 Debt Metrics (B) 2015 2015 Fourth Quarter Third Quarter Debt as % of gross real estate assets 0.38429815343290091 0.39700000000000002 Debt as % of gross market capitalization 0.34676217425146738 0.378 Secured debt as % of gross real estate assets 9.7% 0.09 Unencumbered gross real estate assets to unsecured debt 2.6155253298276229 2.4830000000000001 Fixed charge coverage ratio 4.51x 4.41x Fixed charge coverage ratio, excluding development gains (C) 3.95x 3.84x Debt/Adjusted EBITDA 6.01x 6.34x Debt/Adjusted EBITDA, excluding development gains (C) 6.87x 7.28x Investment Ratings at December 31, 2015 (D) Moody's Baa1 (Outlook Stable) Standard & Poor's BBB+ (Outlook Stable)

Capitalization Debt Summary The maturity of certain term loan debt (Prologis share $961.9 million) and certain unconsolidated entity debt (Prologis share $320.7 million) is reflected at the extended maturity date as the extension is at the entity’s option. Interest rate is based on the effective rate, which includes the amortization of related premiums and discounts and finance costs. The net premiums (discounts) and finance costs associated with the respective debt were included in the maturities by year. We hedge the net assets of certain international subsidiaries using foreign currency forward contracts, including those that are accounted for as net investment hedges, to economically reduce our exposure to fluctuations in foreign currency rates. The effect is to essentially exchange US dollar denominated debt into foreign currency denominated debt as reflected in the table under Investment Hedges. See also page 31 for our net equity exposure by currency. (dollars in millions) 32 Prologis Unsecured Prologis Share Senior Credit Facilities Other (A) Secured Mortgage Total Consolidated Entities Total Consolidated Unconsolidated Entities (A) Total ($) % Maturing Wtd. Avg. Interest Rate (B) Maturity 2016 0 0 $1 $363 $364 $170 $534 $685 $1,219 $681 5.4 3.4% 2017 0 0 401 8 409 516 925 320 1,245 843 6.6 3.4% 2018 175 0 1 167 343 403 746 1,268 2,014 905 7.1 3.5% 2019 618 0 563 305 1,486 143 1,629 809 2,438 1,795 14.1 3.5% 2020 849 0 1 6 856 252 1,108 1,071 2,179 1,344 10.6 2.8% 2021 1,262 0 341 13 1,616 128 1,744 930 2,674 1,943 15.3 2.5% 2022 762 0 541 9 1,312 1 1,313 713 2,026 1,505 11.8 2.6% 2023 850 0 269 32 1,151 142 1,293 119 1,412 1,264 9.9 4.0099999999999997 2024 762 0 1 132 895 1 896 27 923 900 7.1 4.1% 2025 750 0 1 129 880 1 881 327 1,208 984 7.7 3.7% 2026 544 0 1 0 545 1 546 0 546 546 4.3 3.1% Thereafter 0 0 5 0 5 1 6 0 6 6 0.1 5.5% Subtotal 6,572 0 2,126 1,164 9,862 1,759 11,621 6,269 17,890 12,716 100 Unamortized net premiums (discounts) -23 0 0 13 -10 68 58 19 77 41 Unamortized finance costs -33 0 -10 -5 -48 -4 -52 -38 -90 -62 Subtotal 6,516 0 0 0 2,116 0 1,172 0 9,804 0 1,823 0 11,627 6,250 17,877 12,695 3.3% Third party share of debt 0 0 0 0 0 -,698 -,698 -4,484 -5,182 Prologis share of debt $6,516 0 $2,116 $1,172 $9,804 $1,125 $10,929 $1,766 12,695 Prologis share of debt by local currency Total Investment Hedges (C) Total Prologis Share Dollars $2,985 0 $976 $841 $4,802 $0 $1,124 $5,926 $745 $6,671 -,707 $5,964 Euro 3,447 0 0 0 3,447 1 3,448 590 4038 222 4260 GBP 0 0 0 0 0 0 0 215 215 436 651 Yen 84 0 875 190 1,149 0 1,149 202 1351 26 1377 CAD 0 0 265 141 406 0 406 0 406 13 419 Other 0 - 0 0 0 - 0 14 14 10 24 Prologis share of debt $6,516 0 $2,116 $1,172 $9,804 $1,125 $10,929 $1,766 $12,695 0 $12,695 Weighted average GAAP interest rate (B) 3.3% 0 2.2% 5.8% 3.3% 2.9% 3.2% 3.3% 2.9899999999999999 3.3% Weighted average remaining maturity in years 6.61 0 4.67 4.0599999999999996 5.89 3.18 5.62 4.03 5.4 Prologis Share of Debt Wtd Avg Near Term Maturities Interest Rate Liquidity Q1 2016 $87 3.6% Aggregate lender commitments- GLOC and revolver $2,662 Q2 2016 178 6.8% Less: Q3 2016 49 0.05 Borrowings outstanding 0 Q4 2016 367 1.6% Outstanding letters of credit 32 Total next 12 months $681 3.4% Current availability- credit facilities $2,630 Term loans net availability 0 Unrestricted cash - Prologis share of consolidated 213 Total liquidity $2,843

Capitalization Debt Covenants and Other Metrics These calculations are made in accordance with the respective debt agreements, may be different than other covenants or metrics presented and are not calculated in accordance with the applicable SEC rules. Please refer to the respective agreements for full financial covenant descriptions and calculation methods. These covenants are calculated in accordance with the Indenture dated June 8, 2011 and its supplemental indentures, including the Fifth Supplemental Indenture dated August 15, 2013. (dollars in thousands) 33 Covenants as of December 31, 2015 (A) Indenture (B) Global Line Covenant Actual Covenant Actual Leverage ratio <60% 0.34100000000000003 <60% 0.33300000000000002 Fixed charge coverage ratio >1.5x 5.25x >1.5x 5.1x Secured debt leverage ratio <40% 8.6% <40% 8.5% Unencumbered asset to unsecured debt ratio >150% 2.6779999999999999 N/A N/A Unencumbered debt service coverage ratio N/A N/A >150% 7.72 Encumbrances as of December 31, 2015 Unencumbered Encumbered Total Consolidated operating properties $17,656,562 $6,079,183 $23,735,745 Consolidated development portfolio and land 3,212,421 20,276 3,232,697 Consolidated other investments in real estate 1,648,578 0 1,648,578 Total consolidated 22,517,561 6,099,459 28,617,020 Less: third party share of investments in real estate 2,737,056 1,234,900 3,971,956 Total consolidated - Prologis share 19,780,505 4,864,559 24,645,064 Unconsolidated operating properties - Prologis share 5,183,012 1,993,570 7,176,582 Unconsolidated development portfolio and land - Prologis share ,188,188 8,553 ,196,741 Gross real estate assets - Prologis share $25,151,705 $6,866,682 $32,018,387 Secured and Unsecured Debt as of December 31, 2015 Unsecured Secured Debt Mortgage Debt Total Prologis debt $8,698,350 $1,163,709 $9,862,059 Consolidated entities debt 0 1,758,936 1,758,936 Our share of unconsolidated entities debt ,917,961 ,850,939 1,768,900 Total debt - at par 9,616,311 3,773,584 13,389,895 Less: third party share of consolidated debt 0 -,674,048 -,674,048 Total Prologis share of debt - at par 9,616,311 3,099,536 12,715,847 Premium (discount) and deferred finance costs - consolidated ,-66,501 72,337 5,836 Less: third party share of consolidated debt discount (premium) and deferred finance costs 0 ,-24,123 ,-24,123 Our share of premium (discount) and deferred finance costs - unconsolidated 0 -3,035 -3,035 Total Prologis share of debt, net of premium (discount) $9,549,810 $3,144,715 $12,694,525

Net Asset Value Components (in thousands, except for percentages and per square foot) 34 Operating Square Feet Gross Book Value GBV per Sq Ft Fourth Quarter Adjusted Cash NOI (Actual) Fourth Quarter Adjusted Cash NOI (Pro Forma) Annualized Adjusted Cash NOI Percent Occupied CONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in consolidated operating portfolio Americas ,272,881 $19,190,599 $70.325889307060592 $,303,382 $,303,382 $1,213,528 0.9725790967955511 Europe 9,187 ,517,096 56.28562098617612 8,969 8,969 35,876 0.90130366860313627 Asia 5,929 ,529,472 89.30207454882779 7,170 7,170 28,680 0.95528985542688871 Pro forma adjustment for mid-quarter acquisitions/development completions 3,083.329421928986 12,332.317687715944 Prologis share of consolidated operating portfolio ,287,997 $20,237,167 $70.268672937565327 $,319,521 $,322,604.32942192897 $1,290,416.3176877159 0.9699494386668801 UNCONSOLIDATED OPERATING PORTFOLIO (Prologis Share) Prologis interest in unconsolidated operating portfolio Americas 27,237 $1,959,907 $71.95752101920182 $34,374.791700000002 $34,374.791700000002 $,137,500.16680000001 0.97191664073746353 Europe 61,172 4,588,389 75.007993853396982 75,245.811600000001 75,245.811600000001 ,300,984.2464 0.95831280285365716 Asia 4,404 ,573,115 130.13510445049954 8,074 8,074 32,296 0.97844586558347346 Pro forma adjustment for mid-quarter acquisitions/development completions 536.04242592231503 2,144.1697036892601 Prologis share of unconsolidated operating portfolio 92,813 $7,121,411 $76.728594054712161 $,117,694.6033 $,118,230.64572592232 $,472,923.5829036893 0.96326030100179894 Total operating portfolio ,380,810 $27,358,578 $71.843118615582569 $,437,215.60330000002 $,440,834.97514785128 $1,763,339.9005914051 0.96799999999999997 Development Investment Balance TEI TEI per Sq Ft Annualized Pro Forma NOI Percent Occupied Square Feet CONSOLIDATED (Prologis Share) Prestabilized Americas 7,673 $,472,869 $,556,313 $72.50267170598201 $33,217 8.4% Europe 1,211 51,799 63,310 52.279108175061936 5,179 0.31618971382829708 Asia 2,443 ,290,379 ,303,988 124.43225542365944 19,233 0.40087943355558681 0.17708918240470187 Properties under development Americas 8,320 ,317,203 ,669,169 80.428966346153842 44,402 Europe 6,411 ,305,367 ,554,263 86.454999220090471 38,564 Asia 4,666 ,331,396 ,644,567 138.14123446206602 39,199 Prologis share of consolidated development portfolio 30,724 $1,769,013 $2,791,610 $90.860890509048303 $,179,794 UNCONSOLIDATED (Prologis Share) Prologis interest in unconsolidated development portfolio Americas 1,623 $52,604 $93,398 $57.546518792359826 $9,964 Europe 527 33,487 45,084 85.548387096774192 3,286 Asia 1,442 47,015 87,324 60.557558945908461 6,542 Prologis share of unconsolidated development portfolio 3,592 $,133,106 $,225,806 $62.863585746102451 $19,792 Total development portfolio 34,316 $1,902,119 $3,017,416 $87.930294906166225 $,199,586 Prologis share of estimated value creation (see Capital Deployment - Development Portfolio) ,571,476 Total development portfolio, including estimated value creation $2,473,595

Net Asset Value Components - Continued (in thousands) 35 Balance Sheet and Other Items As of December 31, 2015 CONSOLIDATED Other assets Cash and cash equivalents $,264,080 502927 521018 Restricted cash 8,019 43934 64595 Accounts receivable, prepaid assets and other tangible assets ,762,241.2060120001 350692 197500 Other real estate investments and assets held for sale ,574,517 103445 192013 Note receivable backed by real estate ,235,050 1096064 1251337 Prologis share of value added operating properties ,226,606 Prologis receivable from unconsolidated co-investment ventures ,189,693 Investments in and advances to other unconsolidated joint ventures ,170,193 Less: third party share of other assets -,230,190 2,097,062 2,226,463 Total other assets - Prologis share $2,200,209.2060120003 Other liabilities Accounts payable and other current liabilities $,708,025 Deferred income taxes 77,861 Value added tax and other tax liabilities 13,536.532738999998 Tenant security deposits ,190,160.414869 Other liabilities ,296,840.68370699999 Less: third party share of other liabilities -,102,440 Total liabilities and noncontrolling interests - Prologis share $1,183,983.6313149999 UNCONSOLIDATED Prologis share of net tangible other assets $,220,351 Land Investment Balance Prologis share of original land basis $1,859,457 Current book value of land $1,359,794 Less: third party share of the current book value of land ,-42,824 Prologis share of book value of land in unconsolidated entities 63,635 Total $1,380,605 Strategic Capital / Development Management Fourth Quarter Annualized Strategic Capital Strategic capital revenue - third party share of asset management fees from consolidated and unconsolidated co-investment ventures $26,243 $,104,972 Strategic capital revenue - third party share of other transactional fees from consolidated and unconsolidated co-investment ventures (trailing 12 months) 3,712 22,333 17,093 Strategic capital expenses for asset management and other transactional fees (annualized based on estimated 12 months) ,-11,234 ,-42,061 Strategic capital NOI $18,721 $80,004 Promotes earned in last 12 months, net of cash expenses $24,762 Development management income $5,900 $23,600 Debt (at par) and Preferred Stock As of December 31, 2015 Prologis debt $9,862,059 Consolidated entities debt 1,758,936 Less: third party share of consolidated debt -,674,048 Prologis share of unconsolidated debt 1,768,900 Subtotal debt 12,715,847 Preferred stock 78,235 Total debt and preferred stock $12,794,082 Outstanding shares of common stock and limited operating partnership units ,540,067

Notes and Definitions

Notes and Definitions

Supplemental 4Q 2015

Please refer to our annual and quarterly financial statements filed with the Securities and Exchange Commission on Forms 10-K and 10-Q and other public reports for further information about us and our business. Certain amounts from previous periods presented in the Supplemental Information have been reclassified to conform to the current presentation.

Acquisition Costs, as presented for building acquisitions, represents the economic cost and not necessarily what is capitalized. See detail of what is included in acquisition costs in the definition of Stabilized Capitalization Rate.

Adjusted EBITDA. We use Adjusted EBITDA to measure both our operating performance and liquidity. We calculate Adjusted EBITDA beginning with consolidated net earnings (loss) attributable to common stockholders and removing the effect of interest, income taxes, depreciation and amortization, impairment charges, third party acquisition expenses related to the acquisition of real estate, gains or losses from the acquisition or disposition of investments in real estate (other than from land and development properties), gains from the revaluation of equity investments upon acquisition of a controlling interest, gains or losses on early extinguishment of debt and derivative contracts (including cash charges), similar adjustments we make to our FFO measures (see definition below), and other non-cash charges or gains (such as stock based compensation and unrealized gains or losses on foreign currency and derivative activity). We make adjustments to reflect our economic ownership in each entity, whether consolidated or unconsolidated.

We consider Adjusted EBITDA to provide investors relevant and useful information because it permits investors to view our operating performance on an unleveraged basis before the effects of income tax, non-cash depreciation and amortization expense, gains and losses on the disposition of non-development properties and other items (outlined above), items that affect comparability, and other significant non-cash items. We also include a pro forma adjustment in Adjusted EBITDA to reflect a full period of NOI on the operating properties we acquire and stabilize and to remove NOI on properties we dispose of during the quarter assuming the transaction occurred at the beginning of the quarter. By excluding interest expense, Adjusted EBITDA allows investors to measure our operating performance independent of our capital structure and indebtedness and, therefore, allows for a more meaningful comparison of our operating performance to that of other companies, both in the real estate industry and in other industries. Gains and losses on the early extinguishment of debt generally include the costs of repurchasing debt securities. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies.

We believe that Adjusted EBITDA helps investors to analyze our ability to meet interest payment obligations and to make quarterly preferred share dividends. We believe that investors should consider Adjusted EBITDA in conjunction with net earnings (the primary measure of our performance) and the other required Generally Accepted Accounting Principles ("GAAP") measures of our performance and liquidity, to improve their understanding of our operating results and liquidity, and to make more meaningful comparisons of our performance against other companies. By using Adjusted EBITDA, an investor is assessing the earnings generated by our operations but not taking into account the eliminated expenses or gains incurred in connection with such operations. As a result, Adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with our GAAP presentations. Adjusted EBITDA does not reflect our historical cash expenditures or future cash requirements for working capital, capital expenditures, distribution requirements or contractual commitments. Adjusted EBITDA, also does not reflect the cash required to make interest and principal payments on our outstanding debt.

While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, our computation of Adjusted EBITDA may not be comparable to EBITDA reported by other companies. We compensate for the limitations of Adjusted EBITDA by providing investors with financial statements prepared according to GAAP, along with this detailed discussion of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to consolidated net earnings (loss), a GAAP measurement.

Adjusted Cash NOI (Actual). A reconciliation of our rental income and rental expenses included in our Statement of Operations to adjusted cash NOI for the consolidated operating portfolio for purposes of the Net Asset Value calculation is as follows *(in thousands)*:

Rental revenue	$	560,186
Rental expenses		(150,776)
NOI		409,410
Net termination fees and adjustments (a)		(1,140)
Less: actual NOI for development portfolio and other		(16,156)
Less: properties contributed or sold (b)		(13,649)
Less: third party share of NOI		(57,560)
Adjusted NOI for consolidated operating portfolio owned at December 31, 2015		320,905
Straight-line rents (c)		(19,972)
Free rent (c)		16,555
Amortization of lease intangibles (c)		31
Effect of foreign currency exchange (d)		(427)
Less: third party share		2,429
Fourth Quarter Adjusted Cash NOI (Actual)	$	319,521

(a) Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer's rent leveling asset or liability, if any, that has been previously recognized. Removing the net termination fees from rental income allows for the calculation of Adjusted Cash NOI (Pro forma) to include only rental income that is indicative of the property's recurring operating performance.

(b) The actual NOI for properties that were contributed or sold during the three-month period is removed.

(c) Straight-lined rents, free rent amount and amortization of lease intangibles (above and below market leases) are removed from rental income for the Operating Portfolio to allow for the calculation of a cash yield.

(d) The actual NOI and related adjustments are calculated in local currency and translated at the period end rate to allow for consistency with other assets and liabilities as of the reporting date.

Adjusted Cash NOI (Pro forma) consists of Adjusted Cash NOI (Actual) for the properties in our Operating Portfolio adjusted to reflect NOI for a full quarter for operating properties that were acquired or stabilized during the quarter. Adjusted Cash NOI (Pro forma) for the properties in our Development Portfolio is based on current Total Expected Investment and an estimated stabilized yield.

Assets Under Management ("AUM") represents the estimated value of the real estate we own or manage through both our consolidated and unconsolidated entities. We calculate AUM by adding the third party investors' share of the estimated fair value of the assets in the co-investment ventures to our share of total market capitalization (calculated using the market price of our equity plus our share of total debt).

Business Line Reporting. Core FFO and development gains are generated by our three lines of business: (i) real estate operations; (ii) strategic capital; and (iii) development. Real estate operations represents total Prologis Core FFO, less the amount allocated to the Strategic Capital line of business. The amount of Core FFO allocated to the Strategic Capital line of business represents the third party share of the asset management related fees we earn from our co-investment ventures (both consolidated and unconsolidated) less costs directly associated to our

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Copyright © 2016 Prologis

Notes and Definitions
(continued)

Supplemental 4Q 2015

strategic capital group, plus development management income. Development gains include our share of gains on dispositions of development properties and land, net of taxes. To calculate the per share amount, the amount generated by each line of business is divided by the weighted average diluted common shares outstanding used in our Core FFO calculation of per share amounts. Management believes evaluating our results by line of business is a useful supplemental measure of our operating performance because it helps the investing public compare the operating performance of Prologis' respective businesses to other companies' comparable businesses. Prologis' computation of FFO by line of business may not be comparable to that reported by other real estate investment trusts as they may use different methodologies in computing such measures.

Calculation of Per Share Amounts is as follows *(in thousands, except per share amounts)*:

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	2014	2015	2014
Net earnings				
Net earnings	$ 118,363	$ 408,609	$ 862,788	$ 622,235
Noncontrolling interest attributable to exchangeable limited partnership units	5,745	1,768	13,120	3,636
Gains, net of expenses, associated with exchangeable debt assumed exchanged	-	-	(1,614)	-
Adjusted net earnings - Diluted	**$ 124,108**	**$ 410,377**	**$ 874,294**	**$ 625,871**
Weighted average common shares outstanding - Basic	523,770	501,178	521,241	499,583
Incremental weighted average effect on exchange of limited partnership units	16,393	3,457	8,569	3,501
Incremental weighted average effect of stock awards	2,272	3,261	1,961	3,307
Incremental weighted average effect on exchangeable debt assumed exchanged (a)	-	-	2,173	-
Weighted average common shares outstanding - Diluted	**542,435**	**507,896**	**533,944**	**506,391**
Net earnings per share - Basic	**$ 0.23**	**$ 0.82**	**$ 1.66**	**$ 1.25**
Net earnings per share - Diluted	**$ 0.23**	**$ 0.81**	**$ 1.64**	**$ 1.24**
Core FFO				
Core FFO	$ 345,758	$ 246,421	$ 1,181,290	$ 953,147
Noncontrolling interest attributable to exchangeable limited partnership units	53	60	213	209
Interest expense on exchangeable debt assumed exchanged	-	4,246	3,506	16,984
Core FFO - Diluted	**$ 345,811**	**$ 250,727**	**$ 1,185,009**	**$ 970,340**
Weighted average common shares outstanding - Basic	523,770	501,178	521,241	499,583
Incremental weighted average effect on exchange of limited partnership units	14,897	1,964	6,897	1,964
Incremental weighted average effect of stock awards	2,272	3,261	1,961	3,307
Incremental weighted average effect on exchangeable debt assumed exchanged (a)	-	11,879	2,173	11,879
Weighted average common shares outstanding - Diluted	**540,939**	**518,282**	**532,272**	**516,733**
Core FFO per share - Diluted	**$ 0.64**	**$ 0.48**	**$ 2.23**	**$ 1.88**

(a) In March 2015, the exchangeable debt was settled primarily through the issuance of common stock. The adjustment in 2015 assumes the exchange occurred on January 1, 2015.

Debt Metrics. See below for the detailed calculations for the respective period *(dollars in thousands)*:

	Three Months Ended	
	Dec. 31, 2015	Sept. 30, 2015
Debt as a % of gross real estate assets:		
Total Prologis share of debt - at par	$ 12,715,847	$ 13,003,782
Less: Prologis share of outstanding foreign currency derivatives	(34,769)	(35,279)
Less: consolidated cash and cash equivalents	(264,080)	(310,433)
Add: consolidated cash and cash equivalents - third party share	51,204	49,017
Less: unconsolidated entities cash - Prologis share	(163,595)	(134,270)
Total Prologis share of debt, net of adjustments	$ 12,304,607	$ 12,572,817
Gross real estate assets - Prologis share	$ 32,018,387	$ 31,665,632
Debt as a % of gross real estate assets	**38.4%**	**39.7%**
Debt as a % of gross market capitalization:		
Total Prologis share of debt, net of adjustments	$ 12,304,607	$ 12,572,817
Total outstanding common stock and limited partnership units	540,067	530,741
Share price at quarter end	$ 42.92	$ 38.90
Total equity capitalization	$ 23,179,676	$ 20,645,825
Total Prologis share of debt, net of adjustments	12,304,607	12,572,817
Gross market capitalization	$ 35,484,283	$ 33,218,642
Debt as a % of gross market capitalization	**34.7%**	**37.8%**
Secured debt as a % of gross real estate assets:		
Prologis share of secured debt - at par	$ 3,099,536	$ 2,842,538
Gross real estate assets - Prologis share	$ 32,018,387	$ 31,665,632
Secured debt as a % of gross real estate assets	**9.7%**	**9.0%**
Unencumbered gross real estate assets to unsecured debt:		
Unencumbered gross real estate assets - Prologis share	$ 25,151,705	$ 25,234,195
Prologis share of unsecured debt - at par	$ 9,616,311	$ 10,161,244
Unencumbered gross real estate assets to unsecured debt	**261.6%**	**248.3%**
Fixed Charge Coverage ratio:		
Adjusted EBITDA	$ 514,705	$ 566,615
Adjusted EBITDA-annualized including 12 month rolling development	$ 2,024,273	$ 1,982,003
Net promote for the twelve months ended	24,762	-
Adjusted EBITDA-annualized	$ 2,049,035	$ 1,982,003
Pro forma adjustment for mid-quarter activity and NOI from disposed	37,416	2,656
Adjusted EBITDA, including NOI from disposed properties, annualized	$ 2,086,451	$ 1,984,659
Interest expense	$ 82,665	$ 81,035
Amortization and write-off of deferred loan costs	(3,528)	(3,604)
Amortization of debt premium (discount), net	13,098	11,489
Capitalized interest	14,122	13,915
Preferred stock dividends	1,632	1,671
Third party share of fixed charges from consolidated entities	(8,260)	(8,344)
Our share of fixed charges from unconsolidated entities	15,852	16,260
Total fixed charges	$ 115,581	$ 112,422
Total fixed charges, annualized	$ 462,324	$ 449,687
Fixed charge coverage ratio	**4.51**	**4.41**
Debt to Adjusted EBITDA:		
Total Prologis share of debt, net of adjustments	$ 12,304,607	$ 12,572,817
Adjusted EBITDA-annualized	$ 2,049,035	$ 1,982,003
Debt to Adjusted EBITDA ratio	**6.01**	**6.34**

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Copyright © 2016 Prologis

Notes and Definitions (continued) 39Development Margin is calculated on developed properties as the estimated value at Stabilization minus estimated total investment (referred to as Value Creation) and, on properties expected to be sold or contributed, after estimated closing costs and taxes, if any, divided by the estimated total investment. Development Portfolio includes industrial properties that are under development and properties that are developed but have not met Stabilization.Estimated Build Out (TEI and sq ft)- represents the estimated TEI and finished square feet available for rent upon completion of an industrial building on existing parcels of land.FFO, as defined by Prologis attributable to common stockholders/unitholders (“FFO, as defined by Prologis”); Core FFO attributable to common stockholders/unitholders (“Core FFO”); AFFO (collectively referred to as “FFO”). FFO is a financial measure that is not determined in accordance with GAAP, but is a measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to FFO is net earnings. Although the National Association of Real Estate Investment Trusts (“NAREIT”) has published a definition of FFO, modifications to the NAREIT calculation of FFO are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. FFO is not meant to represent a comprehensive system of financial reporting and does not present, nor do we intend it to present, a complete picture of our financial condition and operating performance. We believe net earnings computed under GAAP remains the primary measure of performance and that FFO is only meaningful when it is used in conjunction with net earnings computed under GAAP. Further, we believe our consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of our financial condition and our operating performance.NAREIT’s FFO measure adjusts net earnings computed under GAAP to exclude historical cost depreciation and gains and losses from the sales, along with impairment charges, of previously depreciated properties. We agree that these NAREIT adjustments are useful to investors for the following reasons:historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on FFO “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of FFO reflects the fact that real estate, as an asset class, generally appreciates over time and depreciation charges required by GAAP do not reflect the underlying economic realities. We exclude depreciation from our unconsolidated entities and the third parties’ share of our consolidated ventures.REITs were created in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of FFO, of gains and losses from the sales, along with impairment charges, of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activity and assists in comparing those operating results between periods. We include the gains and losses (including impairment charges) from dispositions of land and development properties, as well as our proportionate share of the gains and losses (including impairment charges) from dispositions of development properties recognized by our unconsolidated and consolidated entities, in our definition of FFO. We exclude the gain on revaluation of equity investments upon acquisition of a controlling interest from our definition of FFO.Our FFO MeasuresAt the same time that NAREIT created and defined its FFO measure for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” We believe stockholders, potential investors and financial analysts who review our operating results are best served by a defined FFO measure that includes other adjustments to net earnings computed under GAAP in addition to those included in the NAREIT defined measure of FFO. Our FFO measures are used by management in analyzing our business and the performance of our properties and we believe that it is important that stockholders, potential investors and financial analysts understand the measures management uses.We calculate our FFO measures, as defined below, based on our proportionate ownership share of both our unconsolidated and consolidated ventures. We reflect our share of our FFO measures for unconsolidated ventures by applying our average ownership percentage for the period to the applicable reconciling items on an entity by entity basis. We reflect our share for consolidated ventures in which we do not own 100% of the equity by adjusting our FFO measures to remove the third party ownership share of the applicable reconciling items based on average ownership percentage for the applicable periods.We use these FFO measures, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) assess our performance as compared to similar real estate companies and the industry in general; and (v) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of short-term items that we do not expect to affect the underlying long-term performance of the properties. The long-term performance of our properties is principally driven by rental income. While not infrequent or unusual, these additional items we exclude in calculating FFO, as defined by Prologis, defined below, are subject to significant fluctuations from period to period that cause both positive and negative short-term effects on our results of operations in inconsistent and unpredictable directions that are not relevant to our long-term outlook.We use our FFO measures as supplemental financial measures of operating performance. We do not use our FFO measures as, nor should they be considered to be, alternatives to net earnings computed under GAAP, as indicators of our operating performance, as alternatives to cash from operating activities computed under GAAP or as indicators of our ability to fund our cash needs.FFO, as defined by Prologis To arrive at FFO, as defined by Prologis, we adjust the NAREIT defined FFO measure to exclude:deferred income tax benefits and deferred income tax expenses recognized by our subsidiaries;current income tax expense related to acquired tax liabilities that were recorded as deferred tax liabilities in an acquisition, to the extent the expense is offset with a deferred income tax benefit in GAAP earnings that is excluded from our defined FFO measure;unhedged foreign currency exchange gains and losses resulting from debt transactions between us and our foreign consolidated subsidiaries and our foreign unconsolidated entities;foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of our foreign consolidated subsidiaries and our foreign unconsolidated entities; and mark-to-market adjustments associated with derivative financial instruments.

Notes and Definitions (continued) 40We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy.Core FFOIn addition to FFO, as defined by Prologis, we also use Core FFO. To arrive at Core FFO, we adjust FFO, as defined by Prologis, to exclude the following recurring and non-recurring items that we recognized directly in FFO, as defined by Prologis:gains or losses from contribution or sale of land or development properties;income tax expense related to the sale of investments in real estate and third-party acquisition costs related to the acquisition of real estate;impairment charges recognized related to our investments in real estate generally as a result of our change in intent to contribute or sell these properties; gains or losses from the early extinguishment of debt and redemption and repurchase of preferred stock; andexpenses related to natural disasters.We believe it is appropriate to further adjust our FFO, as defined by Prologis for certain recurring items as they were driven by transactional activity and factors relating to the financial and real estate markets, rather than factors specific to the on-going operating performance of our properties or investments. The impairment charges we have recognized were primarily based on valuations of real estate, which had declined due to market conditions, that we no longer expected to hold for long-term investment. Over the last few years, we made it a priority to strengthen our financial position by reducing our debt, our investment in certain low yielding assets and our exposure to foreign currency exchange fluctuations. As a result, we changed our intent to sell or contribute certain of our real estate properties and recorded impairment charges when we did not expect to recover the costs of our investment. Also, we purchased portions of our debt securities when we believed it was advantageous to do so, which was based on market conditions, and in an effort to lower our borrowing costs and extend our debt maturities. As a result, we have recognized net gains or losses on the early extinguishment of certain debt due to the financial market conditions at that time. We analyze our operating performance primarily by the rental income of our real estate and the revenue driven by our strategic capital business, net of operating, administrative and financing expenses. This income stream is not directly impacted by fluctuations in the market value of our investments in real estate or debt securities. Although these items discussed above have had a material impact on our operations and are reflected in our financial statements, the removal of the effects of these items allows us to better understand the core operating performance of our properties over the long term. We use Core FFO, including by segment and region, to: (i) evaluate our performance and the performance of our properties in comparison to expected results and results of previous periods, relative to resource allocation decisions; (ii) evaluate the performance of our management; (iii) budget and forecast future results to assist in the allocation of resources; (iv) provide guidance to the financial markets to understand our expected operating performance; (v) assess our operating performance as compared to similar real estate companies and the industry in general; and (vi) evaluate how a specific potential investment will impact our future results. Because we make decisions with regard to our performance with a long-term outlook, we believe it is appropriate to remove the effects of items that we do not expect to affect the underlying long-term performance of the properties we own. As noted above, we believe the long-term performance of our properties is principally driven by rental income. We believe investors are best served if the information that is made available to them allows them to align their analysis and evaluation of our operating results along the same lines that our management uses in planning and executing our business strategy. AFFOTo arrive at AFFO, we adjust Core FFO to include realized gains from the disposition of land and development properties and to exclude our share of the impact of; (i) straight-line rents; (ii) amortization of above- and below-market lease intangibles; (iii) recurring capital expenditures; (iv) amortization of management contracts; (v) amortization of debt premiums and discounts and financing costs, net of amounts capitalized, and; (vi) stock compensation expense. We believe AFFO provides a meaningful indicator of our ability to fund cash needs, including cash distributions to our stockholders. Limitations on Use of our FFO MeasuresWhile we believe our defined FFO measures are important supplemental measures, neither NAREIT’s nor our measures of FFO should be used alone because they exclude significant economic components of net earnings computed under GAAP and are, therefore, limited as an analytical tool. Accordingly, these are only a few of the many measures we use when analyzing our business. Some of these limitations are:The current income tax expenses and acquisition costs that are excluded from our defined FFO measures represent the taxes and transaction costs that are payable.Depreciation and amortization of real estate assets are economic costs that are excluded from FFO. FFO is limited, as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of industrial properties are not reflected in FFO.Gains or losses from non-development property acquisitions and dispositions or impairment charges related to expected dispositions represent changes in value of the properties. By excluding these gains and losses, FFO does not capture realized changes in the value of acquired or disposed properties arising from changes in market conditions.The deferred income tax benefits and expenses that are excluded from our defined FFO measures result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. Our defined FFO measures do not currently reflect any income or expense that may result from such settlement.The foreign currency exchange gains and losses that are excluded from our defined FFO measures are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of our foreign currency-denominated net assets is indefinite as to timing and amount. Our FFO measures are limited in that they do not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements. The gains and losses on extinguishment of debt that we exclude from our Core FFO, may provide a benefit or cost to us as we may be settling our debt at less or more than our future obligation. The natural disaster expenses that we exclude from Core FFO are costs that we have incurred. We compensate for these limitations by using our FFO measures only in conjunction with net earnings computed under GAAP when making our decisions. This information should be read with our complete consolidated financial statements prepared under GAAP. To assist investors in compensating for these limitations, we reconcile our defined FFO measures to our net earnings computed under GAAP. Fixed Charge Coverage is defined as Adjusted EBITDA divided by total fixed charges. Fixed charges consist of net interest expense adjusted for amortization of finance costs and debt discount (premium), capitalized interest, and preferred stock dividends. We use fixed charge coverage to measure our liquidity. We believe that fixed charge coverage is relevant and useful to

Notes and Definitions
(continued)

Supplemental 4Q 2015

investors because it allows fixed income investors to measure our ability to make interest payments on outstanding debt and make distributions/dividends to preferred unitholders/stockholders. Our computation of fixed charge coverage is not calculated in accordance with applicable SEC rules and may not be comparable to fixed charge coverage reported by other companies.

General and Administrative Expenses ("G&A") were as follows (*in thousands*):

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	2014	2015	2014
Gross overhead	$ 126,435	$ 116,977	$ 461,128	$ 461,647
Allocated to rental expenses	(8,896)	(7,313)	(34,146)	(30,075)
Allocated to strategic capital expenses	(26,228)	(22,054)	(88,418)	(96,496)
Capitalized amounts	(25,802)	(21,623)	(100,365)	(87,308)
G&A expenses	**$ 65,509**	**$ 65,987**	**$ 238,199**	**$ 247,768**

We capitalize certain costs directly related to our development and leasing activities. Capitalized G&A expenses include salaries and related costs as well as other G&A costs. The capitalized costs were as follows (in thousands):

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	2014	2015	2014
Building development activities	$ 12,429	$ 9,992	$ 47,282	$ 40,439
Leasing activities	5,416	4,470	21,293	17,888
Building and land improvements and other	7,957	7,161	31,790	28,981
Total capitalized G&A	**$ 25,802**	**$ 21,623**	**$ 100,365**	**$ 87,308**

G&A as a Percent of Assets Under Management (*in thousands*):

Net G&A	$ 238,199
Add: strategic capital expenses	83,718
Less: strategic capital property management expenses	(41,658)
Adjusted G&A	**$ 280,259**
Gross book value at period end (a):	
Operating properties	$ 46,599,778
Development portfolio - TEI	3,815,332
Land portfolio	1,565,100
Other real estate investments, assets held for sale and note receivable backed by real estate	809,567
Total Gross Book Value of Assets Under Management	**$ 52,789,777**
G&A as % of Assets Under Management	**0.53 %**

(a) *This amount does not represent enterprise value.*

Interest Expense consisted of the following (*in thousands*):

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	2014	2015	2014
Gross interest expense	$ 106,357	$ 95,457	$ 394,012	$ 377,666
Amortization of discount (premium), net	(13,098)	(8,902)	(45,253)	(21,440)
Amortization of deferred loan costs	3,528	3,669	13,412	14,116
Interest expense before capitalization	96,787	90,224	362,171	370,342
Capitalized amounts	(14,122)	(16,132)	(60,808)	(61,457)
Interest expense	**$ 82,665**	**$ 74,092**	**$ 301,363**	**$ 308,885**

Investment Capacity is our estimate of the gross real estate, which could be acquired by our co-investment ventures through the use of existing equity commitments from us and our partners up to the ventures maximum leverage limits.

Market Classification

- **Global Markets** feature large population centers with high per-capita consumption and are located near major seaports, airports, and ground transportation systems.
- **Regional Markets** benefit from large population centers but typically are not as tied to the global supply chain, but rather serve local consumption and are often less supply constrained. Markets included as regional markets include: Austin, Charlotte, Cincinnati, Columbus, Denver, Hungary, Indianapolis, Juarez, Las Vegas, Louisville, Memphis, Nashville, Orlando, Phoenix, Portland, Reno, Reynosa, San Antonio, Slovakia, Sweden and Tijuana.
- **Other Markets** represent a small portion of our portfolio that is located outside global and regional markets. These markets include: Austria, Boston, Jacksonville, Kansas City, Norfolk, Salt Lake City, Savannah and Tampa.

Net Asset Value ("NAV"). We consider NAV to be a useful supplemental measure of our operating performance because it enables both management and investors to estimate the fair value of our business. The assessment of the fair value of a particular segment of our business is subjective in that it involves estimates and can be calculated using various methods. Therefore, we have presented the financial results and investments related to our business segments that we believe are important in calculating our NAV but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

The components of NAV do not consider the potential changes in rental and fee income streams or the franchise value associated with our global operating platform, strategic capital platform, or development platform.

Net Effective Rent is calculated at the beginning of the lease using the estimated total cash to be received over the term of the lease (including base rent and expense reimbursements) and annualized. Amounts derived in a currency other than the U.S. Dollar have been translated using the average rate from the previous twelve months. The per square foot number is calculated by dividing the annualized net effective rent by the occupied square feet of the lease.

Net Effective Rent Change (Cash) represents Net Effective Rent Change (GAAP) adjusted to exclude certain non-cash items including straight-line rent adjustments and adjustments related to purchase accounting to reflect leases at fair value at the time of acquisition.

Net Effective Rent Change (GAAP) represents the change on operating portfolio properties in net effective rental rates (average rate over the lease term) on new and renewed leases signed during the period as compared with the previous effective rental rates in that same space.

Net Operating Income ("NOI") represents rental income less rental expenses.

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Notes and Definitions
(continued)

Supplemental 4Q 2015

Noncontrolling Interest. The following table includes information for each entity we consolidate and in which we own less than 100% *(dollars in thousands)*:

	Ownership Percentage	Noncontrolling Interest	Real Estate	Debt
Prologis U.S. Logistics Venture	55.0%	$ 2,677,642	$ 6,533,089	$ 724,256
Prologis North American Industrial Fund	66.1%	490,444	2,571,092	1,083,650
Brazil Fund (a)	50.0%	49,313	-	-
Other consolidated entities	various	102,828	1,006,224	14,603
Limited partners in the Operating Partnership		432,674	-	-
Noncontrolling Interests		**$ 3,752,901**	**$ 10,110,405**	**$ 1,822,509**

(a) We have a 50% ownership interest in and consolidate the Prologis Brazil Logistic Partners Fund I ("Brazil Fund"). The Brazil Fund's assets are primarily investments in unconsolidated entities.

Operating Portfolio includes stabilized industrial properties in our owned and managed portfolio. A developed property moves into the Operating Portfolio when it meets Stabilization.

Pro-Rata Balance Sheet and Operating Information. The consolidated amounts shown are derived from and prepared on a consistent basis with our consolidated financial statements and are adjusted to remove the amounts attributable to non-controlling interests. The Prologis share of unconsolidated co-investment ventures column was derived on an entity-by-entity basis by applying our ownership percentage to each line item to calculate our share of that line item. For purposes of balance sheet data, we used our ownership percentage at the end of the period and for operating information, we used our average ownership percentage for the period, consistent with how we calculate our share of net earnings (loss) during the period. We used a similar calculation to derive the noncontrolling interests' share of each line item. In order to present the total owned and managed portfolio, we added our investors' share of each line item in the unconsolidated co-investment ventures and the noncontrolling interests share of each line item to the Prologis Total Share.

Prologis Share represents our proportionate economic ownership of each entity included in our total owned and managed portfolio.

Rental Revenue included the following (*in thousands*):

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2015	**2014**	**2015**	**2014**
Rental revenue	$ 413,544	$ 304,405	$ 1,476,498	$ 1,164,217
Amortization of lease intangibles	(157)	(6,660)	(9,604)	(28,437)
Rental expense recoveries	124,560	94,430	437,070	348,740
Straight-lined rents	22,239	9,839	69,223	42,829
	$ 560,186	**$ 402,014**	**$ 1,973,187**	**$ 1,527,349**

Same Store. We evaluate the operating performance of the operating properties we own and manage using a "Same Store" analysis because the population of properties in this analysis is consistent from period to period, thereby eliminating the effects of changes in the composition of the portfolio on performance measures. We include the properties included in our owned and managed portfolio that were in operation (including development properties that have been completed and available for lease) at January 1, 2014 and throughout the full periods in both 2014 and 2015. We have removed all properties that were disposed of to a third party from the population for both periods. We believe the factors that impact rental income, rental expenses and NOI in the Same Store portfolio are generally the same as for the total operating portfolio. In order to derive an appropriate measure of period-to-period operating performance, we remove the effects of foreign currency exchange rate movements by using the current exchange rate to translate from local currency into U.S. dollars, for both periods.

Our same store measures are non-GAAP measures that are commonly used in the real estate industry and are calculated beginning with rental income and rental expenses from the financial statements prepared in accordance with GAAP. It is also common in the real estate industry and expected from the analyst and investor community that these numbers be further adjusted to remove certain non-cash items included in the financial statements prepared in accordance with GAAP to reflect a cash same store number. In order to clearly label these metrics, we call one Same Store NOI- GAAP and one Same Store NOI-Adjusted Cash. As these are non-GAAP measures they have certain limitations as an analytical tool and may vary among real estate companies. As a result, we provide a reconciliation from our financial statements prepared in accordance with GAAP to Same Store NOI-GAAP and then to Same Store NOI-Adjusted Cash with explanations of how these metrics are calculated and adjusted.

The following is a reconciliation of our consolidated rental income, rental expenses and NOI, as included in the Consolidated Statements of Operations, to the respective amounts in our Same Store portfolio analysis *(dollars in thousands)*:

	Three Months Ended December 31,		
	2015	**2014**	**Change (%)**
Rental Revenue:			
Per the Consolidated Statements of Operations	$ 560,186	$ 402,014	
Properties not included and other adjustments (a)	(178,482)	(53,884)	
Unconsolidated Co-Investment Ventures	404,886	408,344	
Same Store - Rental Income	**$ 786,590**	**$ 756,474**	**4.0%**
Rental Expense:			
Per the Consolidated Statements of Operations	$ 150,776	$ 108,370	
Properties not included and other adjustments (b)	(43,805)	(7,415)	
Unconsolidated Co-Investment Ventures	92,416	93,807	
Same Store - Rental Expense	**$ 199,387**	**$ 194,762**	**2.4%**
NOI-GAAP:			
Per the Consolidated Statements of Operations	$ 409,410	$ 293,644	
Properties not included and other adjustments	(134,677)	(46,469)	
Unconsolidated Co-Investment Ventures	312,470	314,537	
Same Store - NOI - GAAP	**$ 587,203**	**$ 561,712**	**4.5%**
Same Store - NOI - GAAP - Prologis Share (c)	**$ 351,450**	**$ 329,825**	**6.6%**
NOI-Adjusted Cash:			
Same store - NOI - GAAP	$ 587,203	$ 561,712	
Adjustments (d)	(13,089)	(6,913)	
Same Store - NOI- Adjusted Cash	**$ 574,114**	**$ 554,799**	**3.5%**
Same Store - NOI- Adjusted Cash - Prologis Share (c)	**$ 342,518**	**$ 327,638**	**4.5%**

(a) *To calculate Same Store rental income, we exclude the net termination and renegotiation fees to allow us to evaluate the growth or decline in each property's rental income without regard to items that are not indicative of the property's recurring operating performance.*

(b) *To calculate Same Store rental expense, we include an allocation of the property management expenses for our consolidated properties based on the property management fee that is provided for in the individual management agreements under which our wholly owned management companies provide property management services (generally the fee is based on a percentage of revenue). On consolidation, the management fee income and expenses are eliminated and the actual cost of providing property management services is recognized.*

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Notes and Definitions (continued) 43Prologis share of Same Store is calculated using the underlying building information from the Same Store NOI GAAP and Adjusted Cash calculations and applying our ownership percentage as of September 30, 2015 to the NOI of each building for both periods.In order to derive Same Store- NOI - Adjusted Cash, we adjust Same Store- NOI- GAAP to exclude non-cash items included in our rental income in our GAAP financial statements, including straight line rent adjustments and adjustments related to purchase accounting to reflect leases at fair value at the time of acquisition.Same Store Average Occupancy represents the average occupied percentage of the Same Store portfolio for the period. Stabilization is defined when a property that was developed has been completed for one year or is 90% occupied. Upon stabilization, a property is moved into our Operating Portfolio.Stabilized capitalization rate equals “stabilized NOI” divided by the “total acquisition cost”. Stabilized NOI equals the estimated twelve months of potential gross rental revenue (base rent, including above or below market rents plus operating expense reimbursements) multiplied by 95% to adjust income to a stabilized vacancy factor of 5%, minus estimated operating expenses. The total acquisition cost comprises the purchase price plus 1) transaction closing costs, 2) all due diligence costs, 3) immediate capital expenditures (including two years of property improvements and all leasing commissions and tenant improvements required to stabilize the property), 4) the effects of marking assumed debt to market and 5) the net present value of free rent, if applicable.Strategic Capital NOI represents strategic capital income less strategic capital expenses.Tenant Retention is the square footage of all leases rented by existing tenants divided by the square footage of all expiring and rented leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases.Total Expected Investment (“TEI”) represents total estimated cost of development or expansion, including land, development and leasing costs. TEI is based on current projections and is subject to change. Non-U.S. dollar investments are translated to U.S. dollars using the exchange rate at period end or the date of development start for purposes of calculating development starts in any period.Turnover Costs represent the costs incurred in connection with the signing of a lease, including leasing commissions and tenant improvements.  Tenant improvements include costs to prepare a space for a new tenant and for a lease renewal with the same tenant. It excludes costs to prepare a space that is being leased for the first time (i.e. in a new development property). Value-Added Acquisitions are properties we acquire for which we believe the discount in pricing attributed to the operating challenges could provide greater returns post-stabilization than the returns of stabilized properties that are not Value-Added Acquisitions. Value Added Acquisitions must have one or more of the following characteristics: (i) existing vacancy in excess of 20%; (ii) short term lease roll-over, typically during the first two years of ownership; (iii) significant capital improvement requirements in excess of 10% of the purchase price that must be invested within the first two years of ownership. Value-Added Conversions represent the repurposing of industrial properties to a higher and better use, including office, residential, retail, research and development, data center, self storage or manufacturing with the intent to ultimately sell the property once repositioned. Activities required to prepare the property for conversion to a higher and better use may include such activities as re-zoning, re-designing, re-constructing, and re-tenanting. The economic gain on sales of value added conversions represents the amount by which the sales proceeds exceeds the amount included in NAV for the disposed property.Value Creation represents the value that we will create through our development and leasing activities. We calculate value creation by estimating the NOI that the property will generate at Stabilization and applying an estimated stabilized capitalization rate applicable to that property. The value creation is calculated as the amount by which the estimated value exceeds our total expected investment and does not include any fees or promotes we may earn. This can also include realized economic gains from value-added conversion properties.Weighted Average Estimated Stabilized Yield is calculated as NOI assuming stabilized occupancy divided by Acquisition Cost or TEI, as applicable.